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                           DEAN INVESTMENT ASSOCIATES
                              DEAN FAMILY OF FUNDS


                                   Prospectus
                                 August 1, 1999


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS
                                                                  August 1, 1999

                              DEAN FAMILY OF FUNDS
                              2480 KETTERING TOWER
                               DAYTON, OHIO 45423

The Dean Family of Funds currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (individually a "Fund" and collectively the "Funds").

The LARGE CAP VALUE FUND seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The BALANCED FUND seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The INTERNATIONAL VALUE FUND seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Risk/Return Summary........................................................... 3
Expense Information  ......................................................... 8
Investment Objectives, Principal Investment Strategies
  and Risk Considerations ....................................................10
Buying Fund Shares  ..........................................................17
Distribution Plans............................................................24
Redeeming Your Shares ........................................................25
Exchange Privilege  ..........................................................27
Dividends and Distributions ..................................................28
Taxes  .......................................................................29
Operation of the Funds .......................................................30
Calculation of Share Price and Public Offering Price..........................32
Financial Highlights..........................................................34
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For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 888-899-8343
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The LARGE CAP VALUE FUND seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The BALANCED FUND seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The INTERNATIONAL VALUE FUND seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Dean Investment Associates uses a disciplined, prudent "value" approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities which are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

LARGE CAP VALUE FUND

The Large Cap Value Fund invests primarily in the common stocks of large companies, specifically companies which have a market capitalization of greater than $1 billion at the time of investment.

Normally, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks of large companies.

SMALL CAP VALUE FUND

The Small Cap Value Fund invests primarily in the common stocks of small companies, those companies with a market capitalization of $1 billion or less at the time of investment.

Normally, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks of small companies. However, the Fund may invest a portion of its assets in common stocks of larger companies.

THE BALANCED FUND

The Balanced Fund attempts to achieve growth of capital through its investments in equity securities. The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments.

The asset mix of the Fund will normally range between 40-75% in common stocks and securities convertible into common stocks, 25-60% in preferred stocks and bonds, and 0-25% in money market instruments.

INTERNATIONAL VALUE FUND

The International Value Fund invests primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia.

Normally, the Fund will invest at least 65% of its total assets in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Equity and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton Capital. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, there is a risk that you may lose money by investing in the Funds.

Preferred stocks, bonds and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Small Cap Value Fund will typically invest a substantial portion of its assets in small and medium-sized companies, which may be less liquid and more volatile than investments in larger companies

Because the Balanced Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security.

The degree of risks of investing in the Balanced Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds. The bar charts show each Fund's annual total return for 1998, the first full year the Funds were operational. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The accompanying tables show each Fund's average annual total return for 1998 and since its inception and compares those returns with the performance of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

Large Cap Value Fund - Class A Shares
--------------------

1.40%

[bar chart]

1998

During the period shown in the bar chart, the highest return for a quarter was 11.60% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.90% during the quarter ended September 30, 1998.

The year-to-date return for the Fund's Class A shares through June 30, 1999 is 6.78%.

Small Cap Value Fund - Class A Shares
--------------------

-5.02%

[bar chart]

1998

During the period shown in the bar chart, the highest return for a quarter was 11.65% during the quarter ended March 31, 1998 and the lowest return for a quarter was -17.72% during the quarter ended September 30, 1998.

The year-to-date return for the Fund's Class A shares through June 30, 1999 is 6.69%.

Balanced Fund - Class A Shares
-------------

6.19%

[bar chart]

1998

During the period shown in the bar chart, the highest return for a quarter was 7.69% during the quarter ended March 31, 1998 and the lowest return for a quarter was -6.43% during the quarter ended September 30, 1998.

The year-to-date return for the Fund's Class A shares through June 30, 1999 is .99%.

International Value Fund - Class A Shares
------------------------

20.28%

[bar chart]

1998

During the period shown in the bar chart, the highest return for a quarter was 17.38% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.16% during the quarter ended September 30, 1998.

The year-to-date return for the Fund's Class A shares through June 30, 1999 is 9.88%.

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDED DECEMBER 31, 1998

                                                       Since
                                           One Year  Inception  Inception Date
                                           --------  ---------  --------------

Large Cap Value Fund - Class A              -3.92%     4.46%    May 28, 1997
Russell 1000 Index(1)                       27.02%    27.95%
Russell 1000 Value Index(1)                 15.63%    23.14%

Large Cap Value Fund - Class C               0.64%     2.83%    August 19, 1997
Russell 1000 Index(1)                       27.02%    25.70%
Russell 1000 Value Index(1)                 15.63%    19.29%

Small Cap Value Fund - Class A             -10.01%     4.89%    May 28, 1997
Russell 2000 Index(2)                       -2.55%     8.60%
Russell 2000 Value Index(2)                 -6.45%     8.54%

Small Cap Value Fund - Class C              -5.79%     2.01%    August 1, 1997
Russell 2000 Index(2)                       -2.55%     2.38%
Russell 2000 Value Index(2)                 -6.45%     2.14%

Balanced Fund - Class A                      0.61%     6.36%    May 28, 1997
Russell 1000 Index(1)                       27.02%    27.95%
Lehman Brothers Intermediate
Government/Corporate Bond Index(3)           8.44%     9.32%

Balanced Fund - Class C                      5.44%     5.29%    August 1, 1997
Russell 1000 Index(1)                       27.02%    21.29%
Lehman Brothers Intermediate
Government/Corporate Bond Index(3)           8.44%     7.96%

International Value Fund - Class A          13.96%    12.53%    October 13, 1997
Europe, Australia and Far East Index(4)     20.00%     9.01%

International Value Fund - Class C          19.41%    19.98%    November 6, 1997
Europe, Australia and Far East Index(4)     20.00%    17.97%

(1) The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by total market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index. The Russell 2000 Value Index is measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of intermediate term bonds.

(4) The Europe, Australia and Far East Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

EXPENSE INFORMATION

This table describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        Class A   Class C
                                                        Shares    Shares
                                                        ------    ------

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      5.25%     None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price)             None*     1.00%
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                                None      None
Exchange Fee                                             None      None
Redemption Fee                                           None**    None**

* Purchases at net asset value of amounts totaling $500,000 or more and purchases by qualified retirement plans with greater than 100 participants may be subject to a contingent deferred sales load of up to 1.00% if a redemption occurred within 12 months of purchase and a commission was paid by the Underwriter to a participating unaffiliated dealer.
**   A wire transfer fee is charged in the case of redemptions made by wire.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                          LARGE CAP               SMALL CAP
                                         VALUE FUND              VALUE FUND
                                     ------------------      ------------------
                                     Class A     Class C     Class A     Class C
                                     Shares      Shares      Shares      Shares
                                     ------      ------      ------      ------

Management Fees                       1.00%       1.00%       1.00%       1.00%
Distribution(12b-1) Fees(A)            .00%        .00%        .05%        .00%
Other Expenses                        1.29%       7.53%        .84%       1.70%
                                      -----       -----       -----       -----
Total Annual Fund
 Operating Expenses                   2.29%       8.53%       1.89%       2.70%
                                      =====       =====       =====       =====
Fee Waiver and Expense
 Reimbursement(B)                      .44%       5.93%        .04%        .10%
                                      -----       -----       -----       -----

Net Expenses(B)                       1.85%       2.60%       1.85%       2.60%
                                      =====       =====       =====       =====

                                         BALANCED FUND          INTERNATIONAL
                                          VALUE FUND              VALUE FUND
                                     ------------------      ------------------
                                     Class A     Class C     Class A     Class C
                                     Shares      Shares      Shares      Shares
                                     ------      ------      ------      ------

Management Fees                       1.00%       1.00%       1.25%       1.25%
Distribution(12b-1) Fees (A)           .00%        .00%        .00%        .00%
Other Expenses                        1.09%       2.14%       3.00%       4.66%
                                     ------      ------      ------      ------
Total Annual Fund
 Operating Expenses                   2.09%       3.14%       4.25%       5.91%
                                     ======      ======      ======      ======
Fee Waiver and Expense
 Reimbursement(B)                      .24%        .54%       2.16%       3.07%
                                     ------      ------      ------      ------

Net Expenses(B)                       1.85%       2.60%       2.09%       2.84%
                                     ======      ======      ======      ======

(A) Pursuant a written contract between Dean Investment Associates and the Trust, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of each Fund in order to limit "Total Annual Fund Operating Expenses" to 1.85% for Class A shares and 2.60% for Class C shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 2.10% for Class A shares and 2.84% for Class C shares of the International Value Fund. Dean Investment Associates has agreed to maintain these expense limitations with regard to each class of each Fund through March 31, 2000.

(B) Each Fund may incur distribution (12b-1) fees of up to .25% per annum of its average daily net assets allocable to Class A shares and up to 1.00% per annum of its average daily net assets allocable to Class C shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the "Net Expenses" described in the table, which reflect fee waivers for the Funds during the fiscal year ended March 31, 1999. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

                  Large Cap               Small Cap                Balanced             International
                  Value Fund              Value Fund                 Fund                 Value Fund
              ------------------      ------------------      ------------------      ------------------
              Class A     Class C     Class A     Class C     Class A     Class C     Class A     Class C
              Shares      Shares      Shares      Shares      Shares      Shares      Shares      Shares
              ------      ------      ------      ------      ------      ------      ------      ------
1  Year       $  703      $  263      $  703      $  263      $  703      $  263      $  727      $  288
3  Years       1,163       1,949       1,084         829       1,124         918       1,562       1,485
5  Years       1,648       3,518       1,489       1,421       1,569       1,598       2,409       2,659
10 Years       2,981       6,980       2,617       3,024       2,801       3,411       4,584       5,504

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND
---------------------------------------------

INVESTMENT OBJECTIVES

The LARGE CAP VALUE FUND seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

PRINCIPAL INVESTMENT TECHNIQUES AND STRATEGIES

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates also has over 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities which are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Normally, at least 65% of the Large Cap Value Fund's total assets will be invested in common stocks or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). A "large company" is one which has a market capitalization of greater than $1 billion at the time of investment.

Normally, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). A "small company" is one which has a market capitalization of $1 billion or less at the time of investment. However, the Fund may invest a portion of its assets in common stocks of larger companies.

BALANCED FUND
-------------

INVESTMENT OBJECTIVE

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

PRINCIPAL INVESTMENT TECHNIQUES AND STRATEGIES

Normally, the asset mix of the Fund will range between 40-75% in common stocks and securities convertible into common stocks, 25-60% in preferred stocks and bonds, and 0-25% in money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.

The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by Dean Investment Associates to be of comparable quality.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (1) are U.S. Government obligations,
(2) are issued by domestic banks, or (3) are issued by domestic corporations, if such corporate debt obligations have been rated at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P"), or have an outstanding issue of debt securities rated at least A by Moody's or S&P, or are of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market investment companies.

INTERNATIONAL VALUE FUND
------------------------

INVESTMENT OBJECTIVE

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States.

PRINCIPAL INVESTMENT TECHNIQUES AND STRATEGIES

Normally, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants).

Dean Investment Associates has retained Newton Capital Management Ltd. ("Newton Capital") to manage the investments of the International Value Fund. Individual stock selection decisions are based upon Newton Capital's assessment of value based on fundamental research. Fundamental research includes a review of capitalization and valuation measures. Stocks are chosen that Newton Capital believes sell at a discount to the company's true economic value. The stock selection process includes a review of enterprise value to sales, price/earnings relative to the local market, dividend coverage, dividend yield relative to the local market, and price to free cash flow. Preference is given to companies with strong balance sheets and histories of consistent profitability. This strategic framework guides the managers towards the sectors and company characteristics that they believe will lead to future out-performance of the Europe, Australia and Far East Index compiled by Morgan Stanley Capital International.

Over the longer term, stocks are selected which Newton Capital expects to deliver superior earnings and dividend growth. This will often reflect the company's market position and pricing power. Newton Capital looks for either a dominant position in a competitive market or a well protected niche. The goal is to be able to invest in these companies at valuation levels which do not reflect their future prospects so a wider view is used when analyzing a company's potential. Response to different phases of the market and economic cycle may be made, for instance, through varying the Fund's exposure to more cyclical companies ahead of an expected economic recovery. Other, more specific criteria may also generate some stock selection decisions.

When Newton Capital believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward currency exchange contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

INVESTMENT TECHNIQUES AND STRATEGIES APPLICABLE TO ALL FUNDS

PREFERRED STOCKS AND BONDS. Each Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security.

FOREIGN SECURITIES. Each Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests.

REAL ESTATE SECURITIES. The Funds may not invest in real estate(including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper within the 2 top ratings of either Moody's (Prime-1 or

Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding 7 days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.

TEMPORARY DEFENSIVE POSITION. When Dean Investment Associates, or with respect to the International Value Fund, Newton Capital, believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage a Fund's portfolio, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

PRINCIPAL INVESTMENT RISKS APPLICABLE TO ALL FUNDS

Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton Capital. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

The Small Cap Value Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Because the Balanced Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, since a portion of the Fund's portfolio will normally consist of fixed-income securities and/or money market instruments, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

Investors should be aware that the investment results of the Balanced Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion were invested in stocks during a major decline.

The International Value Fund may have investments that are denominated in a currency other than the U.S. dollar. These investments are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The International Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The International Value Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund will not invest in emerging market countries.

BUYING FUND SHARES

You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------------
         ACCOUNT OPTIONS                                 MINIMUM INVESTMENT
                                                            REQUIREMENTS
REGULAR ACCOUNTS
TAX-DEFERRED RETIREMENT PLANS                                     Initial   Additional
                                                                  -------   ----------
TRADITIONAL IRA                              Regular Accounts     $1,000       None
Assets grow tax-deferred and
contributions may be deductible.             Tax-Deferred           $250       None
Withdrawals and distributions are            Retirement Plans
taxable in the year made.
                                             Automatic Investment
ROTH IRA                                     Plans:
An IRA with tax free growth of assets
and distributions, if certain conditions     Regular Accounts        $50        $50
are met. Contributions are not
deductible.

EDUCATION IRA                                DIRECT DEPOSIT PLANS
An IRA with tax free growth of assets
and tax free withdrawals for qualified       You may purchase shares of the Funds
higher education expenses. Contributions     through direct deposit plans offered
are not deductible.                          by certain employers and government
                                             agencies. These plans enable you to
IRA stands for "Individual Retirement        have all or a portion of your payroll
Account." IRAs are special Tax-Deferred      or social security checks transferred
types of accounts that offer different       automatically to purchase shares of
tax advantages. You should Retirement        the Funds.
Plans consult your tax professional $50
$50 to help decide which is right for
you.

You may also open accounts for:

-  Keogh Plans for self-employed
   individuals

-  Qualified pension and profit-sharing
   plans for employees, including those
   profit-sharing plans with a 401(k)
   provision

-  403(b)(7) custodial accounts for
   employees of public school systems,
   hospitals, colleges and other
   non-profit organizations meeting
   certain requirements of the Internal
   Revenue Code

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly
investments in the Funds from your bank,
savings and loan or other depository
institution account on either the 15th
or the last business day of the month or
both. The Funds pay the costs associated
with these transfers, but reserve the
right, upon 30 days' written notice, to
make reasonable charges for this
service.
--------------------------------------------------------------------------------------

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the Fund(s) and type of account(s) you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2. Write a check for your initial investment to "Dean Family of Funds." Mail your completed Account Application and your check to the following address:

                              DEAN FAMILY OF FUNDS
                       C/O COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

You may also establish an account through a broker-dealer that has a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases for your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Use the address above for additional purchases by mail, and call us c/o our transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), at 800-282-1581 for wiring instructions. Your additional purchase requests must contain your name and account number to permit proper crediting.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

o    We price direct purchases based on the next public offering price

     (net asset value plus any applicable sales load) or at net asset value ("NAV") after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are confirmed at that day's public offering price or NAV. Purchases orders received by dealers prior to the close of trading of the regular session on the New York Stock Exchange on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at that day's public offering price or NAV. We do not accept third party checks for any investments.

o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

o    We may refuse to accept any purchase request for any reason or no reason.

o We mail you confirmations of all your purchases or redemptions of Fund shares.

o    Certificates representing shares are not issued.

o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent incur in the transaction.

o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

CHOOSING A SHARE CLASS

The Funds offers two classes of shares: Class A shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads or, in the case of purchases of $500,000 or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available with respect to Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class C shares over the term of the investment. As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may partially or wholly offset the higher annual expenses; however, because a Fund's future return cannot be predicted, there can be no assurance that this would be the case. You should also consider the effect of the contingent deferred sales load in the context of your investment timeline. Class C shares are subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase. Class C shares are also subject to a 1.00% annual 12b-1 fee, while Class A shares are subject to only a .25% annual 12b-1 fee. Please note that Class C shares will automatically convert to Class A shares after approximately 6 years.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:

CLASS             SALES LOAD                                12B-1 FEE
--------------------------------------------------------------------------------
A                 Maximum 5.25% initial                       0.25%
                  sales load reduced for
                  purchases of $25,000 and
                  over; shares sold without
                  an initial sales load are
                  generally subject to a
                  1.00% contingent deferred
                  sales load during first year
--------------------------------------------------------------------------------
C                 1.00% contingent deferred                   1.00%
                  sales load during first year
--------------------------------------------------------------------------------

If you are investing $500,000 or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $500,000 or more is automatically invested in Class A Shares.

                                 CLASS A SHARES

Class A shares are sold at NAV plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily assets allocable to Class A shares. For purchases of Class A shares of the Funds by qualified retirement plans with greater than 100 participants, the Underwriter may pay a dealer's commission of 1.00% of such to participating unaffiliated dealers through whom such purchases are effected. For initial purchases of Class A shares of the Funds of $500,000 or more and subsequent purchases further increasing the size of the account, the Underwriter may pay a dealer's commission of 1.00% of such purchases from $500,000 to $3 million, .75% of such purchases from $3 million to $5 million and
 .50% of such purchases in excess of $5 million of the purchase amount to participating unaffiliated dealers through whom such purchases are effected.

Purchases of Class A shares of the Funds and shares of any other fund which has made appropriate arrangements with the Underwriter may be aggregated to determine a dealer's eligibility for the commission. Dealers should contact the Underwriter concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds will not qualify for payment of the dealer's commission, unless such exchange is from a fund with assets as to which a dealer's commission or similar payment has not been previously paid.

     The following table illustrates the initial sales load breakpoints for the purchase of Class A shares:

                                     Sales Load as % of:
                                    ---------------------            Dealer
                                     Public         Net           Reallowance
                                    Offering      Amount         as % of Public
Amount of Investment                 Price       Invested        Offering Price
--------------------                --------     --------        --------------
Less than $25,000                     5.25%        5.54%              4.75%
$25,000 but less than $50,000         4.50         4.71               4.00
$50,000 but less than $100,000        3.75         3.90               3.25
$100,000 but less than $250,000       3.00         3.09               2.50
$250,000 but less than $500,000       2.25         2.30               2.00
$500,000 or more*                     None         None               None

o There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% may apply with respect to Class A shares if a commission was paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. The Underwriter receives that portion of the initial sales load which is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

In addition to the compensation otherwise paid to dealers, the Underwriter may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $500,000 or more or by qualified retirement plans with greater than 100 participants, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .75% or .50% depending on the amount of purchase) as applied to the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase.

Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A Fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of a Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of a Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of a Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase Class A shares at NAV if their investment adviser or financial planner has made appropriate arrangements with the Trust and the Underwriter. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at NAV.

Class A shares may also be purchased at NAV by organizations which qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals, and by qualified retirement plans with greater than 100 participants whose broker of record is not affiliated with the Adviser or the Underwriter and has made appropriate arrangements with the Funds.

Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in a Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CONVERSION TO CLASS A SHARES. Class C shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately 6 years after the date of your original purchase of those shares. Class C shares you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class C shares you have purchased and own.

          ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for any partial or complete redemption of shares purchases by qualified retirement plans where the broker of record and the Underwriter have agreed to such waiver.

All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

DISTRIBUTION PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted two separate plans of distribution under which each of each Fund's two Classes of shares may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including:

o payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;
o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support
o    services not otherwise provided by the Transfer Agent or the Trust;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o any other expenses related to the distribution of each of the respective Classes.

The annual  limitation  for payment of expenses  pursuant to the Class A Plan is
 .25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares.

The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers.

Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

In the event a Plan is terminated by the Trust in accordance with its terms, a Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

REDEEMING YOUR SHARES

To redeem your shares, send a written request to us c/o our Transfer Agent, Countrywide Fund Services, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                              DEAN FAMILY OF FUNDS
                       C/O COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a processing fee. We reserve the right to change the processing fee upon thirty days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to your designated account.

------------------------------------
A SIGNATURE GUARANTEE helps protect
against fraud. You can obtain one          A SIGNATURE GUARANTEE is required for
from most banks or securities              any redemption which is $25,000 or
dealers, but not from a notary             more, which is mailed to an address
public. For joint accounts, each           other than your address of record or
signature must be guaranteed. Please       if your name(s) or address on your
call us to ensure that your signature      account has been changed within
guarantee will be processed                thirty days.
correctly.
-------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $1,000 (or $250 for a retirement account). If the account remains under $1,000 (or $250 for a retirement account) 30 days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal program that allows you to withdraw a fixed amount from your account each month, calendar quarter or year. Under the program, we send withdrawals to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal program.

REINVESTMENT PRIVILEGE. If you have redeemed shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.
o We may delay mailing redemption proceeds for up to 7 days (most redemption proceeds are mailed within 3 days after receipt of a request),
o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind", see the Statement of Additional Information for further discussion).

EXCHANGE PRIVILEGE

You may exchange shares of the Funds for each other or for shares of other funds which have made appropriate arrangements with the Underwriter.

You may exchange Class A shares of a Fund which are not subject to a contingent deferred sales load for Class A shares of any other Fund or for shares of a money market fund which has made the appropriate arrangements with the Underwriter. Class A shares of a Fund which are not subject to a contingent deferred sales load may also be exchanged for Class A shares of any other fund which has made the appropriate arrangements with the Underwriter (provided such shares are not subject to a contingent deferred sales load).

Class C shares of a Fund, as well as Class A shares of a Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other Fund subject to a contingent deferred sales load. Class C shares of a Fund, as well as Class A shares of a Fund subject to a contingent deferred sales load, may also be exchanged, on the basis of relative net asset value per share, for shares subject to a contingent deferred sales load of any other fund which has made appropriate arrangements with the Underwriter.

A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

Class C shares of a Fund, purchased by a qualified retirement plan whose broker of record is not affiliated with the Adviser or the Underwriter and which has made appropriate arrangements with the Fund, may be exchanged for Class A shares of a Fund on the earlier of the date that the value of such plan's assets first equals or exceeds $5 million or that is ten years after the date of the initial purchase of the shares to be exchanged.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity), you should consider requesting the exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of your request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in the your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

DIVIDENDS AND DISTRIBUTIONS

The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Any dividend or capital gains distribution you receive in cash from any Fund may be returned within 30 days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES

Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations are generally taxed as ordinary income or loss.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Funds' use of hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques and may also result in the application of the mark-to-market and straddle provisions of the Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December 18, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423 to manage the Funds' investments. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1972. Dean Investment Associates currently provides investment advisory services to three registered investment companies which serve as underlying vehicles for variable annuity insurance products. The firm manages approximately $4 billion for clients worldwide.
Currently, Dean Investment Associates has 110 employees which include 8 Chartered Financial Analysts (CFA), 7 Certified Public Accountants (CPA), 3
Certified Financial Planners (CFP) and 3 PhDs. Dean Investment Associates is Dayton, Ohio's largest independent investment manager.

The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services equal to the annual rate of 1.00% of the average value of its daily net assets. The International Value Fund pays Dean Investment Associates a fee for its services equal to the annual rate of 1.25% of the average value of its daily net assets.

Dirk H. Van Dijk and Arvind K. Sachdeva are primarily responsible for managing the portfolio of the Large Cap Value Fund. Mr. Van Dijk is currently Senior Equity Analyst and has been employed by Dean Investment Associates since 1994. He previously was an Equity Analyst with Bartlett & Co., an investment adviser. Mr. Sachdeva is currently Director of Research and has been employed by Dean Investment Associates in various capacities since 1993. He previously was a portfolio manager for Carillon Advisers, an investment management firm.

Mr. Van Dijk is primarily responsible for managing the portfolio of the Small Cap Value Fund and Mr. Sachdeva is primarily responsible for managing the portfolio of the Balanced Fund.

Newton Capital Management Ltd., 71 Queen Victoria Street, London, England EC4V 4DR ("Newton Capital"), has been retained by Dean Investment Associates to manage the investments of the International Value Fund. Newton Capital is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton Capital is affiliated with Newton Investment Management Ltd., an English investment advisory firm which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton Capital a fee for its services equal to the rate of .50% of the average value of the International Value Fund's daily net assets.

Paul Butler is International Equities Director for Newton Capital Management and is primarily responsible for managing the portfolio of the International Value Fund. Mr. Butler graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton Capital in 1987. Mr. Butler worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992. In 1993, Mr. Butler was appointed as a director of Newton Capital and promoted to his current position as Director of International Equities.

2480 Securities LLC, 2480 Kettering Tower, Dayton, Ohio 45423 (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and is the exclusive agent for the distribution of shares of the Funds.

Management has reviewed the impact of the year 2000 issue on the Funds. The Funds rely on several external service providers for administrative, accounting, pricing and custodial services. Our external service providers have completed an analysis of their own year 2000 issues, and have reported to us, or are in the process of completing the necessary analysis and presenting a report. We expect the Funds to be able to operate satisfactorily on and after January 1, 2000. As of the date of this Prospectus, each service provider has reported to us that it anticipates that its systems will be year 2000 compliant by January 1, 2000. We will be closely monitoring our external service providers. While there can be no assurance all our current external agents will be ready for year 2000, we fully expect to have the Funds prepared to operate in the year 2000 environment. In addition, although we consider an issuer's Year 2000 compliance status in the investment decision making process, companies in which the Funds invest may experience Year 2000 difficulties and the Funds are unable to predict to what extent the Year 2000 issue will impact the value of those securities. This risk is greater for foreign securities because foreign companies and foreign markets may not be as prepared for Year 2000 as domestic companies and markets. The Funds' returns could be adversely affected as a result.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected.

Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of such Fund may be significantly affected by trading on days when the Trust is not open for business. Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security held in a Fund's portfolio occurs after the time when the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's net asset value.

The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows:

     (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;

     (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued;

     (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; and

     (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.21      $     10.00      $     12.16      $     10.76
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.05             0.03            (0.02)           (0.01)
   Net realized and unrealized gains (losses)
      on investments ..............................          (1.44)            2.36            (1.45)            1.56
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (1.39)            2.39            (1.47)            1.55
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.05)           (0.03)           (0.00)           (0.00)
   From net realized gains ........................          (0.12)           (0.15)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.17)           (0.18)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.65      $     12.21      $     10.57      $     12.16
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (11.48)%           24.11%         (12.12)%           14.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 9,315,112      $ 7,669,807      $   531,871      $   136,237
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.29%            2.72%            8.53%           52.73%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.46%            0.30%          (0.31)%          (0.55)%

Portfolio turnover rate(C) ........................            55%              54%              55%              54%

(A)  Initial public offering date                                           5-28-97                           8-19-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.84      $     10.00      $     12.79      $     10.95
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.08             0.03             0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments ..............................          (3.03)            3.30            (3.03)            2.33
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (2.95)            3.33            (3.02)            2.31
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.06)           (0.02)           (0.04)           (0.00)
   From net realized gains ........................          (0.68)           (0.47)           (0.68)           (0.47)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.74)           (0.49)           (0.72)           (0.47)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $      9.15      $     12.84      $      9.05      $     12.79
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (23.39)%           33.86%         (24.00)%           21.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $15,479,055      $19,437,554      $ 2,560,618      $ 1,392,036
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          1.89%            1.98%            2.70%            6.41%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.83%            0.35%            0.17%          (0.42)%

Portfolio turnover rate(C) ........................            79%              62%              79%              62%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

DEAN FAMILY OF FUNDS
BALANCED FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.55      $     10.00      $     11.52      $     10.71
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income ..........................           0.19             0.17             0.11             0.07
   Net realized and unrealized gains (losses)
      on investments ..............................          (0.56)            1.62            (0.55)            0.92
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (0.37)            1.79            (0.44)            0.99
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.19)           (0.16)           (0.11)           (0.10)
   From net realized gains ........................          (0.24)           (0.08)           (0.24)           (0.08)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.43)           (0.24)           (0.35)           (0.18)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.75      $     11.55      $     10.73      $     11.52
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................        (3.22)%           18.07%          (3.81)%            9.37%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $10,391,582      $ 7,262,670      $ 1,885,376      $ 1,083,890
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.60%            3.14%            7.39%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income
   to average net assets(C) .......................          1.79%            1.85%            1.04%            0.99%

Portfolio turnover rate(C) ........................            60%              64%              60%              64%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.76      $     10.00      $     11.72      $      9.89
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment loss ............................          (0.01)           (0.05)           (0.10)           (0.04)
   Net realized and unrealized gains
      on investments and foreign currency .........           0.69             1.81             0.69             1.87
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................           0.68             1.76             0.59             1.83
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................             --               --               --               --
   From net realized gains ........................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     12.41      $     11.76      $     12.28      $     11.72
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................          5.82%           17.60%            5.07%           18.50%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 5,981,899      $ 1,295,896      $ 1,453,569      $    87,249
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          4.25%           16.66%            5.91%           58.89%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.04%            2.84%            2.82%

Ratio of net investment loss
   to average net assets(C) .......................        (0.70)%          (1.30)%          (1.23)%          (1.94)%

Portfolio turnover rate(C) ........................           100%             109%             100%             109%

(A)  Initial public offering date                                          10-13-97                           11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

DEAN FAMILY OF FUNDS
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Chauncey H. Dean
Dr. Robert D. Dean
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343


Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-899-8343.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-7987

                              DEAN FAMILY OF FUNDS
                              --------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 August 1, 1999

                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds dated August 1, 1999. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 888-899-8343.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS
                                -----------------

THE TRUST....................................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................  4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS...................... 19

INVESTMENT LIMITATIONS....................................................... 21

TRUSTEES AND OFFICERS........................................................ 23

THE INVESTMENT ADVISER....................................................... 25

THE SUB-ADVISER.............................................................. 27

THE UNDERWRITER.............................................................. 27

DISTRIBUTION PLANS........................................................... 28

SECURITIES TRANSACTIONS...................................................... 30

PORTFOLIO TURNOVER........................................................... 32

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE......................... 33

OTHER PURCHASE INFORMATION................................................... 33

TAXES    .................................................................... 35

REDEMPTION IN KIND........................................................... 38

HISTORICAL PERFORMANCE INFORMATION........................................... 38

CUSTODIAN.................................................................... 41

AUDITORS .................................................................... 41

PRINCIPAL SECURITY HOLDERS................................................... 41

COUNTRYWIDE FUND SERVICES, INC............................................... 43

ANNUAL REPORT................................................................ 44

THE TRUST
---------

     The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust is an open-end, diversified, management investment company that currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (referred to individually as a "Fund" and collectively as the "Funds").

     Each Fund has its own investment objective(s) and policies. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     U.S. Government Obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt;

trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     Shares of Other Investment Companies. Each Fund will not invest more than 10% of its total assets in shares of other investment companies. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Borrowing and Pledging. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     Loans of Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.

     To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person.

     Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

     When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or to-be-announced basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

     Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities.

When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

     Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     Foreign Securities. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United

States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Forward Foreign Currency Exchange Contracts. The value of the International Value Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

     The International Value Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

     The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Value Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Custodian will segregate cash or liquid portfolio securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

     Generally, the International Value Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the International Value Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

     The International Value Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Writing Covered Call Options. Each Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the investment adviser believes involves relatively little risk. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     Writing Covered Put Options. Each Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

     A Fund will receive a premium from writing a put option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     The Funds may also write straddles (combinations of puts and calls on the same underlying security.)

     Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. Each Fund may also purchase call options on relevant stock indices. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

     Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     Futures Contracts. Each Fund may purchase and sell futures contracts to hedge against changes in prices. A Fund will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

     A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

     Options Transactions Generally. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the investment adviser's ability to select the proper time, type and duration of the options.

     Each Fund may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when-issued purchases.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

     4. Options. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

     5. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

     6. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     8. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     9. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     10. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     11. Concentration. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     12. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

     13. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     14. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

     15. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

     The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended March 31, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                  Compensation
Name                         Age       Position Held              from the Trust
----                         ---       -------------              --------------
*Frank H. Scott               54       President/Trustee             $     0
*Chauncey H. Dean             75       Trustee                             0
*Robert D. Dean               65       Trustee                             0
 Sam B. Gould                 56       Trustee                         4,500(1)
+Frank J. Perez               54       Trustee                         6,000(1)
+David H. Ponitz              68       Trustee                         7,000(1)
+Gilbert P. Williamson        62       Trustee                         7,000(1)
 Robert L. Bennett            57       Treasurer                           0
 Tina D. Hosking              30       Secretary                           0

* Mr. Scott, Mr. Chauncey Dean and Mr. Robert Dean, as affiliated persons of C.H. Dean & Associates, Inc., the Trust's investment adviser, and 2480 Securities LLC, the Trust's principal underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

(1) Messrs. Gould, Perez, Ponitz and Williamson have elected to defer their compensation by participating in the Dean Family of Funds Directors Deferred Compensation Plan (the "Plan"). The Plan is a non-qualified deferred compensation plan in which the Trustees will accrue their benefits on a tax-free basis until such time as they begin receiving distributions. The tax obligations of the Plan will be paid by C.H. Dean & Associates, Inc. Messrs. Gould, Perez, Ponitz and Williamson will not be entitled to receive a distribution from the Plan until they have attained the age of 72.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     FRANK H. SCOTT, 2480 Kettering Tower, Dayton, Ohio 45423, is Senior Vice President of C.H. Dean & Associates, Inc. (the investment adviser to the Trust) and President of 2480 Securities LLC (the Trust's principal underwriter).

     CHAUNCEY H. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is Chairman & Chief Executive Officer and the controlling shareholder of C.H. Dean & Associates, Inc.

     ROBERT D. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is President and Chief Investment Officer of C.H. Dean & Associates, Inc.

     SAM B. GOULD, University of Dayton, School of Business Administration, Dayton, Ohio 45469, is Dean of the University of Dayton School of Business Administration.

     FRANK J. PEREZ, 3535 Southern Blvd., Kettering, Ohio 45429 is President and Chief Executive Officer of Kettering Medical Center.

     DAVID H. PONITZ, 444 W. Third Street, Dayton, Ohio 45402, is President of Sinclair Community College.

     GILBERT P. WILLIAMSON, 2320 Kettering Tower, Dayton, Ohio 45423, is a Director of S.C.O., Inc. (a software company), Retix, Inc. (a communications company), Roberds, Inc. (a retail company) and Citizens Federal Bank.

     ROBERT L. BENNETT, 312 Walnut Street, Cincinnati, Ohio, is First Vice President and Chief Operations Officer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer).

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is Assistant Vice President and Associate General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors. She is also Secretary of Countrywide Investment Trust, Countrywide Strategic Trust and Countrywide Tax Free Trust (all of which are registered investment companies).

     Each non-interested Trustee will receive an annual retainer of $2,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER
----------------------

     C.H. Dean & Associates, Inc. ("Dean Investment Associates") is the Funds' investment manager. Chauncey H. Dean is the controlling shareholder of Dean Investment Associates. Mr. Dean, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to Dean Investment Associates.

     Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pay Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Value Fund pays Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets.

     For the fiscal periods ended March 31, 1998 and 1999, the Large Cap Value Fund accrued advisory fees of $52,709 and $93,051, the Small Cap Value Fund accrued advisory fees of $127,902 and $201,945, the Balanced Fund accrued advisory fees of $57,457 and $115,850, and the International Value Fund accrued advisory fees of $4,452 and $68,092; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $46,607 and $40,548 of its fees and reimbursed $20,468 and $17,974 of Class C expenses with respect to the Large Cap Value Fund, voluntarily waived $17,445 and $8,323 of its fees and reimbursed $16,684 and $1,297 of Class C expenses with respect to the Small Cap Value Fund, voluntarily waived $44,231 and $27,553 of its fees and reimbursed $16,291 and $5,073 of Class C expenses with respect to the Balanced Fund, and voluntarily waived its entire advisory fee and reimbursed $49,049 and $49,746 of common expenses and $5,663 and $8,363 of Class C expenses with respect to the International Value Fund. Pursuant to a written contract between Dean Investment Associates and the Trust, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses, other than brokerage commissions, extraordinary items, interest and taxes, in order limit total annual Fund operating expenses to 1.85% of the average daily net assets allocable to Class A shares and 2.60% of the average daily net assets allocable to Class C shares of the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 2.10% of the average daily net assets allocable to Class A shares and 2.85% of the average daily net assets allocable to Class C shares of the International Value Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

     By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

THE SUB-ADVISER
---------------

     Newton Capital Management Ltd. (the "Sub-Adviser") has been retained by Dean Investment Associates to manage the investments of the International Value Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., an English investment advisory firm and subsidiary of Mellon Bank, which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the International Value Fund's daily net assets. For the fiscal periods ended March 31, 1998 and 1999, Dean Investment Associates paid the Sub-Adviser fees of $1,780 and $27,236.

     By its terms, the Sub-Advisory Agreement will remain in force until April 1, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the International Value Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Value Fund's outstanding voting securities, or by Dean Investment Associates or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE UNDERWRITER
---------------

     2480 Securities LLC (the "Underwriter"), 2480 Kettering Tower, Dayton, Ohio 45423, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Underwriter is a subsidiary of Dean Investment Associates. Mr. Scott is an officer of both the Trust and the Distributor.

     The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.

     For the fiscal periods ended March 31, 1998 and 1999, the aggregate commissions collected on sales of Class A shares of the Trust were $326,654 and $100,095, of which the Underwriter paid $311,410 and $86,538 to unaffiliated broker-dealers in the selling network and earned $15,244 and $13,557 from underwriting and broker commissions.

     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

     Class A Shares -- As stated in the Prospectus, the Funds have adopted a plan of distribution with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal periods ended March 31, 1998 and 1999, the Class A shares of the Small Cap Value Fund incurred $5,533 and $8,759 in distribution expenses for payments to broker-dealers and others for the sale or retention of Fund shares.

     Class C Shares -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     General Information -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in Dean Investment Associates, Chauncey H. Dean may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean Investment Associates generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal periods ended March 31, 1998 and 1999, the Large Cap Value Fund paid brokerage commissions of $16,707 and $18,939, the Small Cap Value Fund paid brokerage commissions of $92,954 and $146,317, the Balanced Fund paid brokerage commissions of $12,687 and $16,195, and the International Value Fund paid brokerage commissions of $3,616 and $26,946.

     The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Value Fund, Newton Capital, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment Associates, Newton Capital or the Underwriter.

     Dean Investment Associates is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and Dean Investment Associates, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates in servicing all of its accounts and not all such services may be used by Dean Investment Associates in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or Dean Investment Associates may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor other affiliates of the Trust or Dean Investment Associates will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     Code of Ethics. The Trust, Dean Investment Associates and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Trust, Dean Investment Associates and the Sub-Adviser. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee, is being considered for purchase or sale by any Fund.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Although a Fund's annual portfolio turnover rate cannot be accurately predicted, Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%, although it may be higher or lower. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

     The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the investment adviser believes that portfolio changes are appropriate. For the fiscal periods ended March 31, 1998 and March 31, 1999, the annualized portfolio turnover rate was 54% and 55% for the Large Cap Value Fund, 62% and 79% for the Small Cap Value Fund, 64% and 60% for the Balanced Fund, and 109% and 100% for the International Value Fund, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     The value of non-dollar denominated portfolio instruments held by the International Value Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Value Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Class A shares of the Funds is set forth below.

     Right of Accumulation. A "purchaser" of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Countrywide Fund Services, Inc. ("Countrywide") that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by Countrywide.

     A "purchaser" includes an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     Letter of Intent. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined above) of shares of a Fund who submits a Letter of Intent to Countrywide. The Letter must state an intention to invest within a thirteen month period in any Fund in the Dean Family of Funds a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify Countrywide that an investment is being made pursuant to an executed Letter of Intent.

     Other Information. The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

     The Trust's Account Application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     As of March 31, 1999, the Large Cap Value Fund, Small Cap Value Fund and International Value Fund had capital loss carryforwards for federal income tax purposes of $39,697, $1,127 and $31,792, respectively, which expire through the year 2007. In addition, the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund and International Value Fund had net realized capital losses of $130,822, $517,688, $207,464 and $81,205, respectively, during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     Investments by the Funds in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Funds to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

     The Funds' use of hedging techniques, such as foreign currency forwards, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

     Certain hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or options on futures contracts.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The total return (excluding the effect of applicable sales loads) as of March 31, 1999 of each of the Funds for the previous one-year period and since inception is as follows:

                                            One Year            Since Inception*
                                            --------            ----------------

Large Cap Value Fund-Class A                -11.48%                   5.24%
Large Cap Value Fund-Class C                -12.12%                   0.46%
Small Cap Value Fund-Class A                -23.39%                   1.38%
Small Cap Value Fund-Class C                -24.00%                  -4.61%
Balanced Fund-Class A                        -3.22%                   7.51%
Balanced Fund-Class C                        -3.81%                   3.18%
International Value Fund-Class A              5.82%                  16.08%
International Value Fund-Class C              5.07%                  16.95%

* The initial public offering of the Class A shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund was May 28, 1997. The initial public offering of the Class A shares of the International Value Fund was October 13, 1997. The initial public offering of the Class C shares was August 19, 1997 for the Large Cap Value Fund, August 1, 1997 for the Small Cap Value Fund and the Balanced Fund and November 6, 1997 for the International Value Fund.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index, the Russell 1000 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index and the Europe, Australia and Far East Index compiled by Morgan Stanley.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the investment adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN
---------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. Firstar Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

     Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts, has been retained to act as Custodian for the investments of the International Value Fund. Boston Safe acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. Boston Safe and Newton Capital are both subsidiaries of Mellon Bank.

AUDITORS
--------

     The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the current fiscal year. Ernst & Young LLP, 1300 Chiquita Center, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of June 4, 1999, Merrill Lynch, Pierce, Fenner & Smith - For the Sole Benefit of its Customers, Attn: Mutual Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, owned of record 14.7% of the outstanding

Class A shares and 64.2% of the outstanding Class C shares of the Large Cap Value Fund, 16.6% of the outstanding Class A shares and 67.9% of the outstanding Class C shares of the Small Cap Value Fund, 11.15% of the outstanding Class A shares and 77.4% of the outstanding Class C shares of the Balanced Fund, and 8.3% of the outstanding Class A shares and 15.1% of the outstanding Class C shares of the International Value Fund. Merrill Lynch, Pierce, Fenner & Smith may be deemed to control the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund by virtue of the fact that it owns of record more than 25% of each Fund's shares. As of June 4, 1999, Chauncey H. Dean and Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 32.7% of the outstanding Class A shares of the Large Cap Value Fund, 37.5% of the outstanding Class A shares of the Small Cap Value Fund, 32.0% of the outstanding Class A shares of the Balanced Fund and 45.6% of the outstanding Class A shares of the International Value Fund. As of June 4, 1999, Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 11.1% of the outstanding Class A shares of the Large Cap Value Fund, 6.5% of the outstanding Class A shares of the Small Cap Value Fund, 10.8% of the outstanding shares of the Balanced Fund and 16.1% of the outstanding Class A shares of the International Value Fund. Chauncey H. Dean and Zada G. Dean may be deemed to control each Fund by virtue of the fact that they own of record more than 25% of each Fund's shares.

     As of June 4, 1999, DRPS, Inc., 401(k) Account, 2480 Kettering Tower, Dayton, Ohio, owned of record 7.7% of the outstanding Class A shares of the Large Cap Value Fund, 6.3% of the outstanding Class A shares of the Small Cap Value Fund and 9.3% of the outstanding Class A shares of the International Value Fund; C.H. Dean & Associates, Inc., Corporate Investment Account, 2480 Kettering Tower, Dayton, Ohio, owned of record 23.0% of the outstanding Class A shares of the Large Cap Value Fund and 15.3% of the outstanding Class A shares of the Balanced Fund; Merrill Lynch Trust Co. Trustee, FBO Qualified Retirement Plans,
Attn: Phil Kolb, 265 Davidson Ave., 4th Floor, Somerset, New Jersey, owned of record 10.7% of the outstanding Class A shares of the Balanced Fund; Wexford Clearing Services Corp., FBO Prudential Securities, Rodney B. Richardson IRA, 231 S. Woodworth Street, Elmwood, Wisconsin, owned of record 7.2% of the outstanding Class C shares of the Balanced Fund; Donaldson Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey owned of record 15.0% of the outstanding Class C shares of the Large Cap Value Fund and 19.3% of the outstanding Class C shares of the International Value Fund; NFSC FEBO Family Trust Andrew James Summers Trustee c/o Dittany Lang, 15200 Sunset Boulevard, Suite 209, Pacific Palisades, California, owned of record 9.3% of the outstanding Class C shares of the International Value Fund; NFSC FEBO Richard Bryce Goodman, FMT Co. Trustees NFRP, 10241 Chrysanthemum Lane, Los Angeles, California, owned of record 8.3% of the outstanding Class C shares of the International Value Fund; and Children's Emergency Services, Inc., Retirement Trust,

FBO Dr. William M. Marte, 3001 Rising Spring Court, Bellbrook, Ohio, owned of record 7.6% of the outstanding Class C shares of the International Value Fund.

     As of June 4, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially 32.7% of the outstanding Class A shares of the Large Cap Value Fund, 37.9% of the outstanding Class A shares of the Small Cap Value Fund, 32.0% of the outstanding Class A shares of the Balanced Fund, 45.8% of the outstanding Class A shares of the International Value Fund and less than 1% of the outstanding Class C shares of each of the Funds.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust retains Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 ("Countrywide"), to serve as the Funds' transfer agent, dividend paying agent and shareholder servicing agent. Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.

     Countrywide maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account from each of the Funds; provided, however, that the minimum fee is $1,200 per month for each class of shares of each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, each Fund will pay Countrywide a fee in accordance with the following schedule:

      Average Monthly Net Assets                    Monthly Fee
      --------------------------                    -----------
      $          0 - $ 50,000,000                    $3,000
        50,000,000 -  100,000,000                     3,500
       100,000,000 -  200,000,000                     4,000
       200,000,000 -  300,000,000                     5,000
              Over    300,000,000                     6,000 + .001%
                                                      of average monthly
                                                      net assets.

In addition, each Fund pays all costs of external pricing services.

     Countrywide also provides administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $1,000 per month for each Fund.

     DRPS, Inc., an affiliate of Dean Investment Associates and the Underwriter, provides certain sub-accounting and recordkeeping services to the Funds. In return for these services, DRPS, Inc. receives a fee at the annual rate of .10% of the average balance of accounts in each Fund for which DRPS, Inc. provides these services.

ANNUAL REPORT
-------------

     The Funds' financial statements as of March 31, 1999, which have been audited by Ernst & Young LLP, are attached to this Statement of Additional Information.

[LOGO]
DEAN INVESTMENT ASSOCIATES

                              Large Cap Value Fund

                              Small Cap Value Fund

                                 Balanced Fund

                            International Value Fund

                                     [LOGO]
                                 Annual Report
                                 March 31, 1999

CHAIRMAN AND PRESIDENT'S LETTER
================================================================================

TO INVESTORS IN THE DEAN FAMILY OF MUTUAL FUNDS:

You will find a consistent theme within the reports of each of our four Funds -- that despite the performance of the Dow Jones Industrial Average and the S&P 500 Index, the 12 months ended March 31, 1999 was not a good year for most stocks.

For a narrow segment of the market -- a relatively few stocks with huge market capitalization (the mega-caps)-- it was a spectacular year. Their prices climbed and climbed, regardless of earnings, book value or other proven yardsticks, rocketing the Dow and the S&P 500 Stock Index past record after record. Yet, most stocks declined.

During calendar year 1998, companies whose share prices declined outnumbered gainers by 38% among all the companies on the New York Stock Exchange. Just how narrow a market it was is demonstrated by the fact that while the S&P 500 Index return was 28.6% in 1998, just 10 stocks accounted for 44.5% of the return of the 500 companies in the Index. The price-to-earnings ratios of those 10 stocks ranged from the mid-30s to well over 100!

Clearly, it was not a good year for value stocks. The results are evident in the reports which follow. Only in the arena of international stocks were we able to elude the effects of the U.S. market in which traditional measures of value were so ignored.

Quite logically, investors will ask whether holding to the value approach to stock selection makes sense in a market such as this. Our answer is emphatic: stay the course. Over the long term, the value approach has rewarded investors handsomely and with less risk than other styles. There have been other periods when investor sentiment has swung away from prudent assessment of investment value and risk. Over the long term, however, the market behaves rationally.

Most of the companies in which we have invested are operating quite well. Their operating performance has confirmed the conclusions of our research, and there have been relatively few disappointments.

Sooner, rather than later, we believe the market will step back from its enchantment with mega-cap stocks with soaring prices. Recent developments suggest this very change may now be underway. As that happens, our more conservative approach, emphasizing companies which produce consistent earnings growth, should reward investors in the Dean Family of Funds.

Sincerely,

/s/ Chauncey H. Dean                   /s/ Robert D. Dean

Chauncey H. Dean                       Robert D. Dean
Chairman of the Board and              President and Chief Investment Officer
  Chief Executive Officer              C.H. Dean & Associates, Inc.
C.H. Dean & Associates, Inc.

LARGE CAP VALUE FUND
================================================================================

FISCAL 1999: A YEAR WHEN "LARGE" WAS STILL TOO SMALL
Our fiscal year ended March 31, 1999 will be remembered as the year when investors flocked to the few, the mighty, the very largest of mega-cap stocks. Their rush not only exaggerating the performance of the Dow Jones and the S&P 500 indices, it left the shares of thousands of other companies languishing and ignored. While large cap stocks did better than small caps, this was small consolation.

IMPROVEMENT IN THE SECOND HALF
At least there was improvement in the second half. The Dean Large Cap Value Fund gained 8.38% during the six months ended March 31, 1999. For the full year, however, the Fund had a negative 11.48% return. The Fund's benchmark, the Russell 1000 Index, was up 16.66% for the fiscal year. The Russell 1000 Value Index, highly correlated with our value investment philosophy, was up 18.28% in the final six months of the fiscal year and up 5.04% for the full year.

EXCELLENT VALUES WENT UNAPPRECIATED
Cyclical issues were a disappointment. We purchased strong companies, many of them at bargain prices. The story was much the same in oil service industry stocks. It was clear that declining oil industry prices and profits would threaten the companies, which provide oil rigs, drilling supplies and a variety of services. So it did; their share prices fell, often to below book value, even though many remained profitable.

As value investors, the price you pay relative to earnings and book value matters a great deal. As suggested, however, in fiscal 1999 the market was not focused on value. Oddly, it was stocks with the highest valuations which brought the greatest returns in the stock market.

Among large cap stocks (stocks with a market value of $3 billion or more), those with a price-to-book value ratio above the median (3.6X) produced a median return of 22.3%. Those with a price-to-book ratio below 3.6 had a median loss of 12.4%.

A similar pattern existed last year with regard to price-to-earnings ratios (P/E). Among large cap stocks, the upper half in terms of P/E produced a median return of 21.6%. The low P/E group produced a negative median return of 14.0%.

CONTINUING WITH A DISCIPLINED VALUE APPROACH
We do not believe a year like 1998 negates the merits of a disciplined approach to value investing. The history of the stock market contains many incidents of investor fads which are irrational in their disregard for fundamental principles of investing.

The chase after mega-cap stocks with P/Es of 50, 70, even 100 or more is an example of such a fad. We are confident the market will soon force investors to return to sensible ways of evaluating risk and the fundamental elements required to create value -- financial strength, market position, the ability to grow earnings consistently and a realistic assessment of value.

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment
      in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index
                        and the Russell 1000 Value Index

                                                       3/31/99
                                                       -------
Dean Large Cap Value Fund                              $10,410
Russell 1000 Index                                     $15,435
Russell 1000 Value Index                               $14,144
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A     (16.13)%        2.20%
                  Class C     (12.12)%        0.46%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

SMALL CAP VALUE FUND
================================================================================

A BAFFLING AND DIFFICULT YEAR
The extent to which the past year's stock market has ignored time-proven rules of value and risk has baffled most investment professionals. And, in the case of the Dean Small Cap Value Fund, it led to discouraging results during the 12 months ended March 31, 1999. The Fund declined 23.39% during that period.

A comparison of the Fund's performance to comparable indices highlights the very difficult environment faced by investors in smaller-capitalization, value-oriented stocks. The Russell 2000 Index of small cap companies declined 16.26% during the fiscal year. The Russell 2000 Value Index, highly correlated with our value investment philosophy, fell 22.03% for our fiscal year. Although the decline in small cap value stocks moderated significantly during the second half of the year, results were negative. The Fund had a decline of 4.12% and the Russell 2000 Value Index declined 1.50%.

BIGGEST WAS BEST
Not only did the prices of the vast majority of small cap value stocks decline significantly, they did so while a narrow band of mega-cap stocks have romped on to a series of new highs.

Over the long term, small cap stocks have done very well. The rewards for being small and low-priced have often enabled the small caps to outperform their larger, costlier counterparts. However, the past year has been an aberration. The smaller and cheaper a stock was, the worse it did. Conversely, the larger and more expensive a stock was, the better it did.

No one expects perfect timing on every stock purchase, of course. Still, it is disconcerting to wait as an interesting stock declines, for example, from $30 a share to $10, where it becomes a compelling value, only to see it decline still further. The bargain at $10 has slipped to $7, even though its real value is closer to $20.

SOLID FUNDAMENTALS IGNORED IN MOST STOCKS
One of the classic measures of a stock's worth is the ratio between market price and book value. Book value is the per share value of a company's assets (based on historical cost) minus its liabilities. Historically, buying at low multiples of book value has been a successful way to invest. Also, over the long term, small companies have tended to outperform large companies.

Not so this year. If you look at all the companies which currently have market capitalization of more than $10 billion and which are currently trading for more than 30X book value, their median return is 116%. In a headlong rush toward big-name, big companies, investors have ignored old ideas of price and value. Meanwhile, small cap value stocks-- those with market capitalization of between $30 million and $750 million and which currently have price-to-book ratios of under 1.5X-- have been ignored. The median return for that universe of stocks was -42.85% during the 12 months of this report.

Just when small cap value stocks will begin once again to get the attention and command the prices they deserve is unclear. We are confident they will return to favor. We intend to manage on that assumption, so that the Dean Small Cap Value Fund will be in a position to participate fully, as considerations of value resume their rightful place in the minds of investors.

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment
       in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index
                        and the Russell 2000 Value Index

                                                       3/31/99
                                                       -------
Dean Small Cap Value Fund                              $ 9,717
Russell 2000 Index                                     $10,790
Russell 2000 Value Index                               $10,293
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A     (27.41)%       (1.55)%
                  Class C     (24.00)%       (4.61)%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997.

BALANCED FUND
================================================================================

A DIFFICULT YEAR FOR THOSE WHO BELIEVE IN VALUE
The Fund's performance improved during the six months ended March 31, 1999, returning 4.58%. For the full fiscal year, the Fund declined 3.22%. These returns did not match the 16.18% and 12.62% respective returns of our Fund's target index, a 60/40 mixture of appropriate stock and bond benchmark indices. We use the Russell 1000 Index for the equity portion and the Lehman Brothers Intermediate Government/Corporate Bond Index for fixed-income. A 60/40 blend of the Russell 1000 Value Index, highly correlated with our value investment philosophy, and the Lehman Index gained 11.01% in the final six months of the fiscal year and 5.65% for the full year.

The performance of the portfolio was affected by weak performance in our holdings in the oil service and REIT groups in particular. The companies we hold in these sectors have turned in solid operating performance and maintained strong balance sheets. They are true value stocks. Yet, value stocks have been ignored during the past year, as investors have pursued a small number of mega-cap stocks, apparently without regard for long-established measures of value or risk.

POSSIBLE SIGNS OF CHANGE
While there are some indications that this situation may be changing, it is too early to predict with certainty. Regardless of when market psychology takes a more rational turn, we are confident that a disciplined and consistent application of our investment philosophy will reward long-term investors.

On a positive note, the Fund's portfolio benefited from its position in the telecommunications, financial and consumer groups. And, fixed-income holdings made a solid contribution.

During the stock market decline last summer, we increased the Fund's stock position toward 60% as the market created an attractive opportunity for selective buying. In the ensuing rally toward 10,000 on the Dow Jones, our forecasting models turned more cautious, and we have adjusted the stock position toward the 50% level. The Fund's fixed-income portfolio remains in high-quality, intermediate-term holdings.

OUTLOOK
Market volatility in both stocks and bonds was relatively high by historic standards during the past year, and this appears likely to continue in the months ahead. Corporate earnings growth has slowed to a very modest single-digit level. Interest rates, which declined significantly in the latter half of 1998, rose sharply in early 1999.

With modest earnings growth, poor technical conditions and high valuations, the stock market is vulnerable to negative news, such as disappointing earnings by industry leaders. It is our view that U.S. financial markets will experience wild price swings. In such an environment, the benefits of the Fund's disciplined tactical asset allocation strategy will be especially important.

--------------------------------------------------------------------------------
 Comparison of the Change in Value of a $10,000 Investment in the Dean Balanced Fund - Class A*, the Russell 1000 Index, Russell 1000 Value Index and the Lehman
             Brothers Intermediate Government/Corporate Bond Index

                                                       3/31/99
                                                       -------
Dean Balanced Fund                                     $10,827
Russell 1000 Index                                     $15,435
Russell 1000 Value Index                               $14,144
Lehman Brothers Intermediate
  Government/Corporate Bond Index                      $11,508
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A      (8.30)%        4.40%
                  Class C      (3.81)%        3.18%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997.

INTERNATIONAL VALUE FUND
================================================================================

INTERNATIONAL STOCKS REBOUNDED
The Dean International Value Fund returned 19.89% during the six months ended March 31, 1999, reflecting a sharp improvement in the market for international stocks. That strong comeback from the negative returns in the previous six months brought the return for the year ended March 31, 1999 to 5.82%. For the final six months and the full year, the Fund's benchmark, the Morgan Stanley EAFE Index, was up 22.34% and 6.04%, respectively.

Since its inception on October 13, 1997 through to March 31, 1999, the Fund has returned 16.09% on an annualized basis.

The Fund entered fiscal 1999 having moved largely to European and Canadian stocks and away from Asian stocks which had fallen sharply in the wake of the Asian financial crisis. In mid-1998, the troubled Asian and Latin American economies began to show signs of recovery.

THE RETURN TO ASIAN MARKETS
Given their improving economies, the stocks of Asian and Latin American companies began again to be attractive. While solid value opportunities were emerging in those markets, they were drying up in Continental Europe, where the market had risen sharply. Consequently, the Fund shifted its investments toward Asia in mid-year.

An improving outlook for the United Kingdom and Japanese economies has prompted an increase in the Fund's weightings in those markets for 1999. As the outlook for the global economy has improved, the Fund's weightings in cyclical sectors have risen.

A DISCIPLINED APPROACH TO DEFINING VALUE
The Fund aims to buy the best-placed companies within favored sectors. Strong management and focused strategy are key requirements for the Fund's investments, and strict valuation criteria are applied when carrying out global sector comparisons. Particular emphasis is given to valuation measures such as price/cash flow, price/book, price/sales and the price/earnings multiples in relation to the stock's expected rate of growth in earnings. A disciplined, "bottom-up," value approach is used to manage the Fund.

--------------------------------------------------------------------------------
     Comparison of the Change in Value of a $10,000 Investment in the Dean International Value Fund - Class A* and the Morgan Stanley EAFE Index

                                                       3/31/99
                                                       -------
Dean International Value Fund                          $11,791
Morgan Stanley EAFE Index                              $11,263
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A      (0.27)%        11.90%
                  Class C      (5.07)%        16.95%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997.

FUND FACTS
================================================================================

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     Diamond Offshore Drilling, Inc.      Vulcan Materials Co.
     AT&T Corp.                           Berkshire Hathaway, Inc. -- Class B
     Philip Morris Cos., Inc.             Conseco, Inc.
     Alltel Corp.                         News Corp. Ltd. (The) (ADR)
     Tidewater, Inc.                      Ambac Financial Group, Inc.

     NUMBER OF POSITIONS ............................................    50

     MEDIAN PRICE/EARNINGS RATIO ....................................  15.0

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   55%

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     American Residential Services, Inc.         M/I Schottenstein Homes, Inc.
     Kentek Information Systems, Inc.            Offshore Logistics, Inc.
     Pool Energy Services Co.                    Veritas DGC, Inc.
     America West Holdings Corp. -- Class B      Winston Hotels, Inc.
     Friedman's, Inc. -- Class A                 RFS Hotel Investors, Inc.

     NUMBER OF POSITIONS ............................................   134

     MEDIAN PRICE/EARNINGS RATIO ....................................   8.7

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   79%

FUND FACTS
================================================================================

BALANCED FUND
--------------------------------------------------------------------------------
                               TOP EQUITY HOLDINGS

     Philip Morris Cos., Inc.                Diamond Offshore Drilling, Inc.
     News Corp. Ltd. (The)(ADR)              NCR Corp.
     AT&T Corp.                              AFLAC, Inc.
     Tricon Global Restaurants, Inc.         Conseco, Inc.
     Allstate Corp. (The)                    Tidewater, Inc.

     NUMBER OF POSITIONS ............................................    34

     MEDIAN PRICE/EARNINGS RATIO ....................................  15.4

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   60%

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     Novartis                        Shell Transport & Trading Co.
     Ing Groep NV                    Hoechst AG
     Telecom Italia SPA              UBS AG
     Telefonica de Espana            Transiciel SA
     BCE, Inc.                       National Grid Group Plc

     NUMBER OF POSITIONS ............................................    96

     MEDIAN PRICE/EARNINGS RATIO ....................................  26.2

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................  100%

LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 96.8%                                 VALUE
--------------------------------------------------------------------------------
                AEROSPACE -- 1.7%
      2,000     AlliedSignal Inc. ...........................      $     98,375
      1,000     General Dynamics Corp. ......................            64,250
                                                                   ------------
                                                                        162,625
                                                                   ------------
                AUTOMOTIVE -- 7.3%
      2,805     DaimlerChrysler Ag (ADR) ....................           240,704
      4,000     Ford Motor Co. ..............................           227,000
      1,000     General Motors Corp. ........................            86,875
      4,000     PACCAR Inc. .................................           164,750
                                                                   ------------
                                                                        719,329
                                                                   ------------
                BANKING -- 2.2%
      4,000     Bank One Corp. ..............................           220,250
                                                                   ------------
                BUILDING PRODUCTS -- 3.1%
      7,500     Vulcan Materials Co. ........................           309,843
                                                                   ------------
                CAPITAL GOODS -- 4.7%
      5,000     Caterpillar Inc. ............................           229,687
      6,000     Deere & Co. .................................           231,750
                                                                   ------------
                                                                        461,437
                                                                   ------------
                CHEMICALS -- 2.2%
      4,000     Potash Corp. of Saskatchewan Inc. (ADR) .....           214,000
                                                                   ------------
                ELECTRONICS -- 1.8%
         63     Raytheon Co. - Class A ......................             3,638
      3,000     Raytheon Co. - Class B ......................           175,875
                                                                   ------------
                                                                        179,513
                                                                   ------------
                ENERGY -- 9.3%
     12,000     Diamond Offshore Drilling, Inc. .............           379,500
      4,000     Texaco Inc. .................................           227,000
     12,000     Tidewater, Inc. .............................           310,500
                                                                   ------------
                                                                        917,000
                                                                   ------------
                FINANCIAL SERVICES -- 6.6%
      5,000     Ambac Financial Group, Inc. .................           270,000
      2,000     Associates First Capital Corp. - Class A ....            90,000
      3,000     Chase Manhattan Corp. .......................           243,938
      1,500     Edwards (A.G.), Inc. ........................            49,031
                                                                   ------------
                                                                        652,969
                                                                   ------------
                HEALTH CARE -- 1.5%
      8,000     Columbia/HCA Healthcare Corp. ...............           151,500
                                                                   ------------
                HOUSING -- 1.9%
     17,000     Clayton Homes, Inc. .........................           188,062
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                INSURANCE -- 14.9%
      4,000     AFLAC, Inc. .................................      $    217,750
      7,000     Allstate Corp. (The) ........................           259,438
      2,000     American National Insurance Co. .............           133,750
        126     Berkshire Hathaway, Inc. - Class B ..........           296,226
      9,415     Conseco, Inc. ...............................           290,688
      3,600     Transamerica Corp. ..........................           255,600
                                                                   ------------
                                                                      1,453,452
                                                                   ------------
                MEDIA -- 2.8%
     10,000     News Corp. Ltd. (The) (ADR) .................           275,000
                                                                   ------------
                MISCELLANEOUS -- 3.1%
      7,500     Convergys Corp. .............................           128,437
      2,500     Minnesota Mining and Manufacturing Co. ......           176,875
                                                                   ------------
                                                                        305,312
                                                                   ------------
                MORTGAGE SERVICES -- 6.3%
      2,500     Countrywide Credit Industries, Inc. .........            93,750
      2,400     MBIA, Inc. ..................................           139,200
      7,000     MGIC Investment Corp. .......................           245,438
      3,000     PMI Group, Inc. (The) .......................           139,125
                                                                   ------------
                                                                        617,513
                                                                   ------------
                REAL ESTATE -- 1.7%
      6,000     Simon Property Group, Inc. ..................           164,625
                                                                   ------------
                RESTAURANTS -- 1.4%
      2,000     Tricon Global Restaurants, Inc. .............           140,500
                                                                   ------------
                RETAIL -- 0.6%
      2,500     Dillard's, Inc. .............................            63,437
                                                                   ------------
                SEMI-CONDUCTORS -- 1.2%
      1,000     Intel Corp. .................................           119,125
                                                                   ------------
                TECHNOLOGY -- 2.5%
      7,000     Computer Associates International, Inc. .....           248,938
                                                                   ------------
                TELECOMMUNICATIONS-- 11.1%
      5,000     Alltel Corp. ................................           311,875
      4,000     AT&T Corp. ..................................           319,250
      6,000     ECI Telecom Ltd. (ADR) ......................           210,000
      3,000     NCR Corp. ...................................           150,000
      1,000     Sprint Corp. ................................            98,125
                                                                   ------------
                                                                      1,089,250
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                TOBACCO -- 4.9%
      1,500     Loews Corp. .................................      $    111,938
      9,000     Philip Morris Cos., Inc. ....................           316,687
      2,000     UST, Inc. ...................................            52,250
                                                                   ------------
                                                                        480,875
                                                                   ------------
                UTILITIES -- 4.0%
      9,000     Reliant Energy, Inc. ........................           234,563
      7,000     Southern Co. ................................           163,188
                                                                   ------------
                                                                        397,751
                                                                   ------------

                TOTAL COMMON STOCKS (COST $9,418,432)              $  9,532,306
                                                                   ------------

================================================================================
FACE AMOUNT     MONEY MARKET AND EQUIVALENTS -- 4.0%                   VALUE
--------------------------------------------------------------------------------
$   300,000     Countrywide Home Loans CP, 04/01/99 .........      $    299,876
     97,055     Firstar Treasury Fund .......................            97,055
                                                                   ------------

                TOTAL MONEY MARKET AND EQUIVALENTS
                (COST $396,931) .............................      $    396,931
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 100.8%
                (COST $9,815,363) ...........................      $  9,929,237

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%         (82,254)
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $  9,846,983
                                                                   ============

ADR - American Depository Receipt
CP - Commercial Paper

See accompanying notes to financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 96.8%                                 VALUE
--------------------------------------------------------------------------------
                AIRLINES -- 1.6%
     15,000     American West Holdings Corp. - Class B(a) ...      $    285,937
                                                                   ------------
                AUTOMOTIVE -- 0.7%
     20,000     TBC Corp.(a) ................................           121,250
                                                                   ------------
                AUTOMOTIVE PARTS -- 0.2%
      5,000     R & B, Inc.(a) ..............................            40,000
                                                                   ------------
                BUILDING PRODUCTS -- 5.3%
      6,000     Ameron International Corp. ..................           213,000
     60,000     American Residential Services, Inc.(a) ......           326,250
      5,000     Building Materials Holding Corp.(a) .........            50,625
     20,000     Cameron Ashley Building Products(a) .........           182,500
     14,000     Patrick Industries, Inc. ....................           189,000
                                                                   ------------
                                                                        961,375
                                                                   ------------
                BUILDING SUPPLIES -- 1.1%
     15,000     Wolohan Lumber Co. ..........................           191,250
                                                                   ------------
                CAPITAL GOODS -- 7.9%
     10,000     AGCO Corp. ..................................            65,625
      6,000     Amcast Industrial Corp. .....................            96,750
     10,000     Baldwin Technology Co., Inc. - Class A(a) ...            32,500
     20,000     Bridgeport Machines, Inc.(a) ................           123,750
      6,000     Central Sprinkler Corp.(a) ..................            85,500
     10,000     Exponent, Inc. ..............................            56,250
     10,000     Foster Wheeler Corp. ........................           121,250
     13,000     Gehl Co.(a) .................................           191,750
     20,000     Global Industrial Technologies, Inc.(a) .....           210,000
     10,000     Hardinge, Inc. ..............................           141,250
     10,000     Kennametal, Inc. ............................           175,000
     30,000     Perini Corp.(a) .............................           131,250
                                                                   ------------
                                                                      1,430,875
                                                                   ------------
                CHEMICALS -- 0.9%
     20,000     Wellman, Inc. ...............................           177,500
                                                                   ------------
                ELECTRONICS -- 3.5%
     16,760     Bell Industries, Inc.(a) ....................           173,885
     10,000     CHS Electronics, Inc.(a) ....................            31,875
      8,000     Cherry Corp. - Class A(a) ...................           108,000
      6,000     Cherry Corp. - Class B(a) ...................            74,250
     12,000     ESCO Electronics Corp.(a) ...................           108,000
     20,000     Pioneer-Standard Electronics, Inc. ..........           131,250
                                                                   ------------
                                                                        627,260
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                ENERGY -- 3.3%
     14,000     Castle Energy Corp.(a) ......................      $    224,000
     20,000     Trico Marine Services, Inc.(a) ..............           113,750
     18,000     Veritas DGC, Inc.(a) ........................           255,375
                                                                   ------------
                                                                        593,125
                                                                   ------------
                FINANCIAL SERVICES -- 0.8%
     20,000     EZCORP, Inc. - Class A(a) ...................           137,500
                                                                   ------------
                FOOD -- 1.9%
     12,000     Fleming Cos., Inc. ..........................           102,750
     20,000     M&F Worldwide Corp.(a) ......................           140,000
     12,000     Nash-Finch Co. ..............................           100,500
                                                                   ------------
                                                                        343,250
                                                                   ------------
                FURNITURE -- 0.9%
     12,000     Flexsteel Industries, Inc. ..................           157,500
                                                                   ------------
                HEALTH CARE -- 2.2%
     23,000     Beverley Enterprises, Inc.(a) ...............           117,875
      5,000     Integrated Health Services, Inc. ............            27,500
     50,000     NovaCare, Inc.(a) ...........................            87,500
     33,000     PhyCor, Inc.(a) .............................           156,750
                                                                   ------------
                                                                        389,625
                                                                   ------------
                HOUSING -- 6.5%
     11,000     Beazer Homes USA, Inc.(a) ...................           231,000
     18,000     Engle Homes, Inc. ...........................           189,000
     30,000     Hovnanian Enterprises Inc. - Class A(a) .....           225,000
     15,000     M/I Schottenstein Homes, Inc.(a) ............           266,250
      6,000     Ryland Group, Inc. (The) ....................           151,875
     20,000     Southern Energy Homes, Inc.(a) ..............           107,500
                                                                   ------------
                                                                      1,170,625
                                                                   ------------
                INSURANCE -- 1.8%
      5,000     Chartwell Re Corp. ..........................            86,250
      2,000     LandAmerica Financial Group, Inc. ...........            58,000
      3,000     Stewart Information Services Corp. ..........           100,688
      3,000     Trenwick Group, Inc. ........................            84,375
                                                                   ------------
                                                                        329,313
                                                                   ------------
                METALS -- 5.5%
     20,000     Ampco-Pittsburgh Corp. ......................           197,500
     15,000     Atchison Casting Corp.(a) ...................           120,937
     30,000     Bayou Steel Corp.(a) ........................            93,750
      3,500     Cleveland-Cliffs, Inc. ......................           119,219
      4,000     Commercial Metals Co. .......................            80,000
      8,000     National Steel Corp. - Class B(a) ...........            66,000
      7,000     Quanex Corp. ................................           108,500
      8,000     Texas Industries, Inc. ......................           198,500
                                                                   ------------
                                                                        984,406
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                MISCELLANEOUS -- 12.0%
     14,000     Boykin Lodging Co. ..........................      $    168,000
     30,000     CNS, Inc.(a) ................................            97,500
     25,000     Eagle Geophysical, Inc.(a) ..................            95,312
     12,000     Gibson Greetings, Inc.(a) ...................            87,750
     30,000     Heilig - Meyers Co. .........................           155,625
     15,000     Hvide Marine, Inc.(a) .......................            64,688
     12,000     Industrial Distribution Group, Inc.(a) ......            63,000
     17,000     K2, Inc. ....................................           133,875
      2,250     Lakes Gaming, Inc.(a) .......................            18,422
     60,000     Loewen Group, Inc. (The) ....................           108,750
      9,000     Park Place Entertainment Corp.(a) ...........            68,062
     20,000     Pool Energy Services Co.(a) .................           306,250
     20,000     Pride International, Inc.(a) ................           165,000
     25,000     Stolt Comex Seaway, SA(a) (ADR) .............           209,375
     20,000     Stolt-Nielsen SA ............................           216,250
     10,000     Titanium Metals Corp. .......................            57,500
     20,000     York Group, Inc. (The) ......................           147,500
                                                                   ------------
                                                                      2,162,859
                                                                   ------------
                OFFICE SUPPLIES-- 0.2%
      5,000     Olsten Corp. ................................            30,937
                                                                   ------------
                POLLUTION -- 0.6%
     25,000     Kaneb Services, Inc.(a) .....................           101,562
                                                                   ------------
                PUBLISHING -- 0.4%
     12,000     PrimeSource Corp. ...........................            67,500
                                                                   ------------
                REAL ESTATE -- 16.2%
     12,000     Berkshire Realty Company, Inc. ..............           134,250
     11,000     Brandywine Realty Trust .....................           178,750
      5,000     Commercial Net Lease Realty .................            55,938
      8,000     Crown American Realty Trust .................            52,000
      7,000     EastGroup Properties, Inc. ..................           112,875
     20,000     Equity Inns, Inc. ...........................           170,000
      2,000     First Washington Realty Trust, Inc. .........            42,875
      5,000     Health Care REIT, Inc. ......................           107,500
      3,407     Healthcare Realty Trust, Inc. ...............            64,733
     22,000     Jameson Inns, Inc. ..........................           199,375
      3,000     Kranzco Realty Trust ........................            35,437
      5,000     Mid-America Apartment Communities, Inc. .....           106,875
      2,400     New Plan Excel Realty Trust .................            46,050
      7,000     Pacific Gulf Properties, Inc. ...............           126,000
      3,970     Prime Retail, Inc. ..........................            34,738
     10,000     Prison Realty Corp. .........................           174,375
     20,000     RFS Hotel Investors, Inc. ...................           231,250
     12,000     Ramco-Gershenson Properties Trust ...........           191,250
      3,000     Sovran Self Storage, Inc. ...................            69,938
     30,000     Sunstone Hotel Investors, Inc. ..............           215,625

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
     21,000     Thornburg Mortgage Asset Corp. ..............      $    181,125
      5,000     TriNet Corporate Realty Trust, Inc. .........           126,875
     35,000     Winston Hotels, Inc. ........................           282,187
                                                                   ------------
                                                                      2,940,021
                                                                   ------------
                RESTAURANTS -- 1.9%
     31,000     Cooker Restaurant Corp. .....................           160,813
     28,000     Landry's Seafood Restaurants, Inc.(a) .......           179,375
                                                                   ------------
                                                                        340,188
                                                                   ------------
                RETAIL -- 11.1%
     10,000     Blair Corp. .................................           157,500
     28,000     Bon-Ton Stores, Inc. (The)(a) ...............           206,500
     14,000     Burlington Industries, Inc.(a) ..............            92,750
     20,000     CompuCom Systems, Inc.(a) ...................            58,750
     18,000     Duckwall-ALCO Stores, Inc.(a) ...............           175,500
     30,000     Friedman's, Inc. - Class A(a) ...............           270,000
     15,000     HomeBase, Inc.(a) ...........................            66,563
     17,900     Jan Bell Marketing, Inc.(a) .................            76,075
      6,000     Marsh Supermarkets, Inc. - Class B ..........            71,250
     15,000     Movie Gallery, Inc.(a) ......................            79,687
     40,000     PharMerica, Inc.(a) .........................           200,000
     14,000     REX Stores Corp.(a) .........................           161,875
      7,000     Sportman's Guide, Inc. (The)(a) .............            48,125
      3,000     Supreme International Corp.(a) ..............            29,250
     25,000     Syms Corp.(a) ...............................           185,937
     18,000     Windmere-Durable Holdings, Inc. .............           126,000
                                                                   ------------
                                                                      2,005,762
                                                                   ------------
                TECHNOLOGY -- 3.4%
     47,000     Kentek Information Systems, Inc. ............           317,250
      7,000     Miami Computer Supply Corp.(a) ..............           139,563
     15,000     Nam Tai Electronics, Inc. (ADR) .............           150,000
                                                                   ------------
                                                                        606,813
                                                                   ------------
                TOBACCO -- 0.4%
     17,000     Standard Commercial Corp. ...................            80,750
                                                                   ------------
                TRANSPORTATION -- 3.8%
     15,000     Halter Marine Group, Inc.(a) ................            87,188
     23,000     Offshore Logistics, Inc.(a) .................           267,375
     11,000     Pittston BAX Group ..........................            76,312
     10,000     RailTex, Inc.(a) ............................           113,750
     18,000     Rural/Metro Corp.(a) ........................           142,875
                                                                   ------------
                                                                        687,500
                                                                   ------------
                TRUCKING -- 2.4%
     30,000     Arkansas Best Corp.(a) ......................           204,375
     10,000     Old Dominion Freight Line, Inc.(a) ..........           113,750
      7,000     Roadway Express, Inc. .......................           119,438
                                                                   ------------
                                                                        437,563
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                UTILITY -- 0.3%
     12,500     York Research Corp.(a) ......................      $     61,719
                                                                   ------------

                TOTAL COMMON STOCKS (COST $20,325,434) ......      $ 17,463,965
                                                                   ------------

================================================================================
     SHARES     PREFERRED STOCK -- 0.7%                                VALUE
--------------------------------------------------------------------------------
      4,200     Bradley Real Estate, Inc., 8.400% ...........      $     94,500
      2,000     Prime Retail, Inc., 8.500% ..................            32,000
                                                                   ------------

                TOTAL PREFERRED STOCKS (COST $147,512) ......      $    126,500
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 97.5%
                  (COST $20,472,946) ........................      $ 17,590,465

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%           449,208
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $ 18,039,673
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 51.6%                                 VALUE
--------------------------------------------------------------------------------
                AIRLINES -- 1.0%
      5,250     Comair Holdings, Inc. .......................      $    124,031
                                                                   ------------
                AUTOMOTIVE -- 2.6%
      3,000     Ford Motor Co. ..............................           170,250
      3,500     PACCAR Inc. .................................           144,156
                                                                   ------------
                                                                        314,406
                                                                   ------------
                BUILDING MATERIALS -- 0.9%
      2,000     Martin Marietta Materials, Inc. .............           114,125
                                                                   ------------
                CAPITAL GOODS -- 1.1%
      7,500     AGCO Corp. ..................................            49,218
      2,000     Caterpillar, Inc. ...........................            91,875
                                                                   ------------
                                                                        141,093
                                                                   ------------
                CHEMICALS -- 0.9%
      2,000     Potash Corp. of Saskatchewan Inc. (ADR) .....           107,000
                                                                   ------------
                ELECTRONICS -- 1.5%
      3,050     Raytheon Co. - Class B ......................           178,806
                                                                   ------------
                ENERGY -- 4.0%
      8,000     Diamond Offshore Drilling, Inc. .............           253,000
      8,500     Tidewater, Inc. .............................           219,937
                                                                   ------------
                                                                        472,937
                                                                   ------------
                FINANCIAL SERVICES -- 2.6%
      3,000     Ambac Financial Group, Inc. .................           162,000
      2,000     Chase Manhattan Corp. (The) .................           162,625
                                                                   ------------
                                                                        324,625
                                                                   ------------
                GOVERNMENT SPONSORED ENTERPRISES -- 1.1%
      2,000     Federal National Mortgage Association .......           138,500
                                                                   ------------
                HEALTH CARE -- 1.1%
      7,000     Columbia/HCA Healthcare Corp. ...............           132,563
                                                                   ------------
                HOUSING -- 1.4%
     15,625     Clayton Homes, Inc. .........................           172,851
                                                                   ------------
                INSURANCE -- 6.6%
      4,000     AFLAC, Inc. .................................           217,750
      8,000     Allstate Corp. (The) ........................           296,500
      6,382     Conseco, Inc. ...............................           197,044
      8,800     Frontier Insurance Group, Inc. ..............           104,500
                                                                   ------------
                                                                        815,794
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 51.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                MEDIA -- 3.9%
     17,500     News Corp. Ltd. (The) (ADR) .................      $    481,250
                                                                   ------------
                MISCELLANEOUS -- 1.3%
      9,500     Convergys Corp. .............................           162,687
                                                                   ------------
                MORTGAGE SERVICES -- 2.3%
      3,000     Countrywide Credit Industries, Inc. .........           112,500
      5,000     MGIC Investment Corp. .......................           175,313
                                                                   ------------
                                                                        287,813
                                                                   ------------
                RESTAURANTS -- 4.0%
      7,000     Tricon Global Restaurants, Inc.(a) ..........           491,750
                                                                   ------------
                REAL ESTATE -- 3.9%
      8,000     Duke Realty Investments, Inc. ...............           172,000
      6,000     Simon Property Group, Inc. ..................           164,625
      5,000     Storage USA, Inc. ...........................           141,875
                                                                   ------------
                                                                        478,500
                                                                   ------------
                TECHNOLOGY -- 3.2%
      4,000     ECI Telecommunications Ltd. (ADR) ...........           140,000
      5,000     NCR Corp.(a) ................................           250,000
                                                                   ------------
                                                                        390,000
                                                                   ------------
                TELECOMMUNICATIONS -- 3.4%
      5,000     AT&T Corp. ..................................           399,063
        450     Sprint Corp. (PCS Group) ....................            19,941
                                                                   ------------
                                                                        419,004
                                                                   ------------
                TOBACCO -- 2.6%
      9,000     Philip Morris Cos., Inc. ....................           316,688
                                                                   ------------
                UTILITIES -- 2.2%
      9,000     DPL Inc. ....................................           148,500
      5,000     Southern Co. ................................           116,563
                                                                   ------------
                                                                        265,063
                                                                   ------------

                TOTAL COMMON STOCKS (COST $6,018,451) .......      $  6,329,486
                                                                   ------------

================================================================================
  PAR VALUE     FIXED INCOME OBLIGATIONS -- 34.0%                      VALUE
--------------------------------------------------------------------------------
$   300,000     U.S. Treasury Note, 5.875%, 11/15/99 ........      $    301,875
    300,000     Federal Home Loan Bank, 5.500%, 7/14/00 .....           300,869
    250,000     Federal National Mortgage Association,
                  5.620%, 3/15/01 ...........................           251,856
    250,000     Merrill Lynch & Co., 6.050%, 5/11/01 ........           251,813
    300,000     PHH Corp., 7.020%, 11/9/01 ..................           307,272
    300,000     EI Dupont De Nemours, 6.500%, 9/01/02 .......           308,564
    300,000     Federal National Mortgage Association,
                  5.250%, 1/15/03 ...........................           297,678
    300,000     Federal Home Loan Bank, 5.620%, 2/25/04 .....           296,250
    300,000     Federal Home Loan Bank, 6.100%, 4/29/04 .....           298,794
    300,000     Commercial Credit Co., 6.500%, 8/01/04 ......           305,280
    300,000     U.S. Treasury Note, 7.250%, 8/15/04 .........           327,469
    300,000     U.S. Treasury Note, 6.500%, 8/15/05 .........           318,469
    300,000     U.S. Treasury Note, 6.500%, 10/15/06 ........           319,688
    300,000     Washington Water Power, 5.990%, 12/10/07 ....           291,360
                                                                   ------------

                TOTAL FIXED INCOME OBLIGATIONS (COST $4,153,786)   $  4,177,237
                                                                   ------------

================================================================================
FACE AMOUNT     MONEY MARKET AND EQUIVALENTS -- 12.3%                  VALUE
--------------------------------------------------------------------------------
$   600,000     Armstrong Funding CP, 4/1/99 ................      $    600,000
    300,000     Vulcan Materials CP, 4/14/99 ................           299,464
    296,000     Progress Funding CP, 4/19/99 ................           295,201
    309,725     Firstar Treasury Fund .......................           309,725
                                                                   ------------

                TOTAL MONEY MARKET AND EQUIVALENTS
                (COST $1,502,637) ...........................      $  1,504,390
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 97.9%
                (COST $11,674,874) ..........................      $ 12,011,113

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%           265,845
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $ 12,276,958
                                                                   ============

(a)  Non-income producing security.

ADR - American Depository Receipt
CP - Commercial Paper

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 98.6%                                 VALUE
--------------------------------------------------------------------------------
                AUSTRALIA -- 1.5%
      2,900     Brambles Industries Limited .................      $     73,410
     15,000     Cable & Wireless Optus Limited(a) ...........            34,764
                                                                   ------------
                                                                        108,174
                                                                   ------------
                BRAZIL -- 5.3%
 43,105,000     Tele Celular Sul Participacoes SA--Pfd ......            83,194
  1,500,000     Tele Centro Sul Participacoes SA(a) .........             7,085
  1,105,000     Tele Centro Sul Participacoes SA--Pfd .......            10,309
 84,105,000     Tele Nordeste Celular Participacoes SA--Pfd .            90,726
  1,500,000     Tele Norte Leste Participacoes SA ...........            12,393
  1,105,000     Tele Norte Leste Participacoes SA--Pfd ......            16,881
  2,150,000     Telerj Celular SA ...........................            36,105
  1,500,000     Telesp Celular Participacoes SA .............             8,475
  1,105,000     Telesp Celular Participacoes SA--Pfd ........             9,214
  2,790,200     Telesp Celular SA ...........................            66,704
  1,500,000     Telesp Celular Participacoes SA .............            19,679
  1,105,000     Telesp Participacoes SA--Pfd ................            23,202
  1,500,000     Tele Sudeste Celular Participacoes SA .......             5,335
  1,105,000     Tele Sudeste Celular Participacoes SA--Pfd ..             4,633
                                                                   ------------
                                                                        393,935
                                                                   ------------
                CANADA -- 6.5%
      7,800     Abitibi Consolidated Inc. ...................            69,606
      4,690     BCE, Inc. ...................................           206,939
      3,740     BCE Mobile Communications Inc.(a) ...........            99,878
      1,740     Northern Telecom Limited ....................           108,117
                                                                   ------------
                                                                        484,540
                                                                   ------------
                DENMARK -- 0.6%
        380     Columbus IT Partner A/S(a) ..................            44,047
                                                                   ------------
                EUROPEAN COMMUNITY -- 5.2%
      2,560     Banco Santander SA ..........................            52,512
        260     Castorama Dubois ............................            54,455
      1,400     Fortis (NL) NV ..............................            53,732
      5,400     Lusomundo-SGPS SA ...........................            58,298
        600     Societe Generale ............................           115,301
        180     SAP AG ......................................            57,424
                                                                   ------------
                                                                        391,722
                                                                   ------------
                FINLAND -- 0.6%
        910     Pohjola Insurance Group .....................            48,139
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                FRANCE -- 8.2%
        500     Axa .........................................      $     66,287
        330     Bouygues SA .................................            91,561
         92     Carrefour SA ................................            70,917
      1,100     Equant(a) ...................................            57,896
        870     France Telecom SA ...........................            70,350
        470     Total SA - Class B ..........................           168,223
      1,400     Transiciel SA(a) ............................            83,604
                                                                   ------------
                                                                        608,838
                                                                   ------------
                GERMANY -- 5.0%
        380     Fresenius AG ................................            75,075
      4,100     Hoechst AG ..................................           177,718
        940     Mannesmann AG ...............................           120,054
                                                                   ------------
                                                                        372,847
                                                                   ------------
                GREECE -- 0.3%
        900     Panafon Hellenic Telecom SA(a) ..............            23,357
                                                                   ------------
                HONG KONG -- 2.3%
     26,000     China Telecom (HK) Ltd.(a) ..................            43,280
      8,000     Hutchison Whampoa Ltd. ......................            62,971
      5,000     Johnson Electric Holdings Limited ...........            14,098
     18,000     SmarTone Telecommunications Holdings Limited             52,145
                                                                   ------------
                                                                        172,494
                                                                   ------------
                ITALY -- 5.5%
     26,000     Banca Nazionale del Lavoro(a) ...............            90,946
      6,430     Istituto Bancario San Paolo di Torino .......           104,475
     20,100     Telecom Italia SPA ..........................           213,528
                                                                   ------------
                                                                        408,949
                                                                   ------------
                JAPAN -- 11.1%
         20     DDI Corp. ...................................            94,571
      8,000     Fujitsu Limited .............................           128,481
     38,000     Kawasaki Steel Corp. ........................            64,173
     11,000     Komatsu Limited .............................            56,565
          6     Nippon Telegraph & Telephone Corp. ..........            58,769
     14,000     Nissan Motor Co., Limited(a) ................            54,378
      3,000     Pioneer Electronic Corp. ....................            55,729
        900     Softbank Corp. ..............................           100,920
        700     Sony Corporation ............................            64,722
      1,000     Tokyo Electron Limited ......................            51,761
      3,000     Yamanouchi Pharmaceutical Co., Limited ......            94,993
                                                                   ------------
                                                                        825,062
                                                                   ------------
                MEXICO --1.1%
     24,600     Telefonos De Mexico SA ......................            81,088
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                NETHERLANDS -- 3.6%
      3,300     ING Groep NV ................................      $    181,875
        400     TNT Post Group NV ...........................            12,048
      1,800     VNU NV ......................................            70,152
                                                                   ------------
                                                                        264,075
                                                                   ------------
                NEW ZEALAND -- 1.6%
     34,000     Auckland International Airport Ltd. .........            49,682
     14,000     Telecom Corporation of New Zealand Ltd. .....            68,092
                                                                   ------------
                                                                        117,774
                                                                   ------------
                PORTUGAL -- 0.6%
        300     Telecel-Communicacaoes Pessoais SA ..........            47,772
                                                                   ------------
                SINGAPORE -- 1.4%
      6,000     Oversea-Chinese Banking Corporation Ltd. ....            40,613
      9,000     Singapore Airlines Ltd. .....................            65,085
                                                                   ------------
                                                                        105,698
                                                                   ------------
                SOUTH KOREA -- 1.5%
        103     SK Telecom Co. Limited ......................            68,331
      1,800     Korea Electric Power Corporation ............            43,423
                                                                   ------------
                                                                        111,754
                                                                   ------------
                SPAIN -- 3.4%
      1,338     Acciona SA ..................................            68,600
      4,391     Telefonica de Espana ........................           186,238
                                                                   ------------
                                                                        254,838
                                                                   ------------
                SWEDEN -- 4.1%
      8,530     Investment AB Bure ..........................           105,808
      5,300     Skandia Forsakrings AB ......................            98,614
      4,000     Telefonaktiebolaget LM Ericsson .............            97,288
                                                                   ------------
                                                                        301,710
                                                                   ------------
                SWITZERLAND -- 4.4%
        116     Novartis ....................................           188,174
        440     UBS AG ......................................           138,234
                                                                   ------------
                                                                        326,408
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM -- 23.8%
      1,800     Astrazeneca Group Plc .......................      $     85,022
      2,200     Barclays Plc ................................            63,962
     10,180     British Aerospace Plc .......................            67,994
      8,000     British Airways Plc .........................            55,758
      6,000     British Telecommunications Plc ..............            98,601
      2,100     EMAP Plc ....................................            41,257
      3,900     Energis Plc .................................           105,706
      4,000     GKN Plc .....................................            60,988
      2,900     Glaxo Wellcome Plc ..........................            97,047
     20,400     National Grid Group Plc .....................           148,687
      4,000     National Westminster Bank Plc ...............            92,984
     14,900     Rentokil Initial Plc ........................            92,304
      4,000     Reuters Group Plc ...........................            58,535
      4,390     Royal Bank of Scotland Group Plc ............            95,742
     26,600     Shell Transport & Trading Co. ...............           179,812
      4,160     SmithKline Beecham Plc ......................            60,876
     13,800     Stagecoach Holding Plc ......................            49,846
     28,000     Taylor Nelson Sofres Plc ....................            62,490
      8,500     Unilever Plc ................................            79,379
      5,000     Vodafone Group Plc(a) .......................            93,387
      6,500     W.H. Smith Group Plc ........................            69,723
                                                                   ------------
                                                                      1,760,100
                                                                   ------------
                CLOSED-END FOREIGN FUNDS -- 1.0%
        890     Societe Generale Baltic Republics Fund(a) ...            75,650
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 98.6%
                  (COST $6,620,209) .........................      $  7,328,971

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%           106,497
                                                                   ------------

                NET ASSETS -- 100% ..........................      $  7,435,468
                                                                   ============

(a)  Non-income producing security.

Pfd - Preferred

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31,1999
===========================================================================================================================
                                                             LARGE CAP        SMALL CAP        BALANCED       INTERNATIONAL
                                                             VALUE FUND       VALUE FUND          FUND          VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ...................................    $  9,815,363     $ 20,472,946     $ 11,674,874     $  6,620,209
                                                            ============     ============     ============     ============
   At value (Note 2) ...................................    $  9,929,237     $ 17,590,465     $ 12,011,113     $  7,328,971
Cash ...................................................              --               --               --           18,873
Net unrealized appreciation on forward
   foreign currency exchange contracts (Note 6) ........              --               --               --            7,238
Dividends and interest receivable ......................          15,688           49,378           75,311           29,293
Receivable for securities sold .........................          54,878          428,898          224,367          183,899
Receivable for capital shares sold .....................             948            6,883           19,669            6,580
Receivable from Adviser (Note 4) .......................              --               --               --           11,240
Organization expenses, net (Note 2) ....................           9,726            9,726            9,726               --
Other assets ...........................................          17,043           27,557           16,498           10,408
                                                            ------------     ------------     ------------     ------------
   TOTAL ASSETS ........................................      10,027,520       18,112,907       12,356,684        7,596,502
                                                            ------------     ------------     ------------     ------------
LIABILITIES
Bank overdraft denominated in foreign currencies
   (at cost $92,523) ...................................              --               --               --           92,586
Dividends payable ......................................             237               --            3,605               --
Payable for securities purchased .......................         153,425               --           35,370           35,564
Payable for capital shares redeemed ....................              --           29,469            3,327               --
Payable to affiliates (Note 4) .........................           8,013           18,777           12,916            8,150
Other liabilities ......................................          18,862           24,988           24,508           24,734
                                                            ------------     ------------     ------------     ------------
   TOTAL LIABILITIES ...................................         180,537           73,234           79,726          161,034
                                                            ------------     ------------     ------------     ------------

NET ASSETS .............................................    $  9,846,983     $ 18,039,673     $ 12,276,958     $  7,435,468
                                                            ============     ============     ============     ============

Net assets consist of:
Paid-in capital ........................................    $  9,903,628     $ 21,390,769     $ 12,148,183     $  6,841,967
Undistributed net investment income ....................              --           50,200               --               --
Accumulated net realized losses from security
   transactions ........................................        (170,519)        (518,815)        (207,464)        (118,634)
Net unrealized appreciation (depreciation)
   on investments ......................................         113,874       (2,882,481)         336,239          708,762
Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies ...................              --               --               --            3,373
                                                            ------------     ------------     ------------     ------------
Net assets .............................................    $  9,846,983     $ 18,039,673     $ 12,276,958     $  7,435,468
                                                            ============     ============     ============     ============

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31,1999
===========================================================================================================================
                                                             LARGE CAP        SMALL CAP        BALANCED       INTERNATIONAL
                                                             VALUE FUND       VALUE FUND          FUND          VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ................    $  9,315,112     $ 15,479,055     $ 10,391,582     $  5,981,899
                                                            ============     ============     ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..........         874,485        1,692,130          966,243          482,029
                                                            ============     ============     ============     ============
Net asset value and redemption price per share (Note 2).    $      10.65     $       9.15     $      10.75     $      12.41
                                                            ============     ============     ============     ============
Maximum offering price per share (Note 2) ..............    $      11.24     $       9.66     $      11.35     $      13.10
                                                            ============     ============     ============     ============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ................    $    531,871     $  2,560,618     $  1,885,376     $  1,453,569
                                                            ============     ============     ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..........          50,312          282,856          175,776          118,347
                                                            ============     ============     ============     ============
Net asset value, offering price and redemption price
   per share (Note 2) ..................................    $      10.57     $       9.05     $      10.73     $      12.28
                                                            ============     ============     ============     ============

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31,1999
========================================================================================================================
                                                              LARGE CAP       SMALL CAP       BALANCED     INTERNATIONAL
                                                              VALUE FUND      VALUE FUND         FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $10,788
      for the International Value Fund) .................    $   212,107     $   532,481     $   139,858     $    78,025
   Interest .............................................          3,042          10,459         282,087              --
                                                             -----------     -----------     -----------     -----------
      TOTAL INVESTMENT INCOME ...........................        215,149         542,940         421,945          78,025
                                                             -----------     -----------     -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ....................         93,051         201,945         115,850          68,092
   Accounting services fees (Note 4) ....................         36,000          36,000          36,000          36,000
   Shareholder services and transfer agent fees -
      Class A (Note 4) ..................................         14,400          14,400          14,400          14,400
      Class C (Note 4) ..................................         14,400          14,400          14,400          14,400
   Custodian fees .......................................         10,563          26,678          11,168          35,706
   Registration fees - Common ...........................          4,074           4,724           4,429          17,015
   Registration fees - Class A ..........................          6,731           7,315           7,034           4,764
   Registration fees - Class C ..........................          6,797           7,064           6,878           4,656
   Administration fees (Note 4) .........................         12,000          20,246          12,403          12,000
   Postage and supplies .................................          7,996          19,032           8,198           5,832
   Trustees' fees and expenses ..........................          7,769           7,769           7,769           7,769
   Professional fees ....................................          7,500           7,500           7,500           7,500
   Reports to shareholders ..............................          5,170          12,157           5,356           5,282
   Insurance expense ....................................          1,600           3,445           1,669             548
   Amortization of organization expenses (Note 2) .......          3,154           3,154           3,154              --
   Distribution expenses - Class A (Note 4) .............             --           8,759              --              --
   Other expenses .......................................          1,872           5,058           3,308          13,460
                                                             -----------     -----------     -----------     -----------
      TOTAL EXPENSES ....................................        233,077         399,646         259,516         247,424
   Fees waived and/or common expenses
      reimbursed by Adviser (Note 4) ....................        (40,548)         (8,323)        (27,553)       (117,838)
   Class C expenses reimbursed by Adviser (Note 4) ......        (17,974)         (1,297)         (5,073)         (8,363)
                                                             -----------     -----------     -----------     -----------
      NET EXPENSES ......................................        174,555         390,026         226,890         121,223
                                                             -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ............................         40,594         152,914         195,055         (43,198)
                                                             -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized losses from:
      Security transactions .............................       (170,647)        (32,334)       (127,866)       (115,075)
      Foreign currency transactions (Note 5) ............             --              --              --        (124,824)
   Net change in unrealized appreciation/depreciation on:
      Investments .......................................       (964,977)     (5,568,898)       (350,073)        562,790
      Foreign currency translation (Note 5) .............             --              --              --          (3,203)
                                                             -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCIES ...................................     (1,135,624)     (5,601,232)       (477,939)        319,688
                                                             -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ......................................    $(1,095,030)    $(5,448,318)    $  (282,884)    $   276,490
                                                             ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================================
                                                                  LARGE CAP VALUE FUND              SMALL CAP VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................................    $     40,594     $     15,666     $    152,914     $     42,008
   Net realized gains (losses) from security
      transactions .......................................        (170,647)         199,457          (32,334)       1,496,720
   Net change in unrealized appreciation/depreciation
      on investments .....................................        (964,977)       1,078,851       (5,568,898)       2,686,417
                                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ....      (1,095,030)       1,293,974       (5,448,318)       4,225,145
                                                              ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ...................         (40,478)         (15,639)        (105,005)         (27,790)
   From net investment income, Class C ...................            (116)             (27)         (11,617)            (310)
   From net realized gains, Class A ......................        (101,336)         (93,134)      (1,122,796)        (679,224)
   From net realized gains, Class C ......................          (4,193)            (666)        (154,410)         (26,771)
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders .......................................        (146,123)        (109,466)      (1,393,828)        (734,095)
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold .............................       3,174,933        7,408,080        3,036,967       16,889,610
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......         129,680          100,180        1,100,297          609,751
   Payments for shares redeemed ..........................        (447,120)      (1,043,356)      (2,030,441)      (1,485,185)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class A
   share transactions ....................................       2,857,493        6,464,904        2,106,823       16,014,176
                                                              ------------     ------------     ------------     ------------
Class C
   Proceeds from shares sold .............................         422,413          125,961        1,994,365        1,324,235
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......           4,298              690          157,601           26,186
   Payments for shares redeemed ..........................          (2,112)          (4,019)        (206,560)         (59,057)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class C
      share transactions .................................         424,599          122,632        1,945,406        1,291,364
                                                              ------------     ------------     ------------     ------------

Net increase in net assets from capital share transactions       3,282,092        6,587,536        4,052,229       17,305,540
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       2,040,939        7,772,044       (2,789,917)      20,796,590

NET ASSETS:
   Beginning of year .....................................       7,806,044           34,000       20,829,590           33,000
                                                              ------------     ------------     ------------     ------------
   End of year ...........................................    $  9,846,983     $  7,806,044     $ 18,039,673     $ 20,829,590
                                                              ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................    $         --     $         --     $     50,200     $     13,908
                                                              ============     ============     ============     ============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================================================
                                                                  LARGE CAP VALUE FUND              SMALL CAP VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold ...........................................         276,753          711,149          270,810        1,585,565
   Shares issued in reinvestment of distributions
      to shareholders ....................................          11,659            9,315          110,385           53,022
   Shares redeemed .......................................         (42,215)         (95,576)        (203,409)        (127,543)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................         246,197          624,888          177,786        1,511,044
   Shares outstanding, beginning of year .................         628,288            3,400        1,514,344            3,300
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of year .......................         874,485          628,288        1,692,130        1,514,344
                                                              ============     ============     ============     ============

Class C
   Shares sold ...........................................          38,912           11,518          178,737          111,598
   Shares issued in reinvestment of distributions
      to shareholders ....................................             388               64           15,961            2,283
   Shares redeemed .......................................            (193)            (377)         (20,715)          (5,008)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................          39,107           11,205          173,983          108,873
   Shares outstanding, beginning of year .................          11,205               --          108,873               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of year .......................          50,312           11,205          282,856          108,873
                                                              ============     ============     ============     ============

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================================
                                                                      BALANCED FUND               INTERNATIONAL VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss) ..........................    $    195,055     $    103,458     $    (43,198)    $     (4,849)
   Net realized gains (losses) from:
      Security transactions ..............................        (127,866)         263,495         (115,075)          21,655
      Foreign currency transactions ......................              --               --         (124,824)          (1,319)
   Net change in unrealized appreciation/depreciation on:
      Investments ........................................        (350,073)         686,312          562,790          145,972
      Foreign currency translation .......................              --               --           (3,203)           6,576
                                                              ------------     ------------     ------------     ------------
   Net increase (decrease) in net assets from operations .        (282,884)       1,053,265          276,490          168,035
                                                              ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ...................        (176,745)         (96,636)              --               --
   From net investment income, Class C ...................         (18,310)          (6,822)              --               --
   From net realized gains, Class A ......................        (243,853)         (50,850)         (15,554)              --
   From net realized gains, Class C ......................         (43,568)          (4,822)          (3,492)              --
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders .......................................        (482,476)        (159,130)         (19,046)              --
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold .............................       4,763,587        7,467,827        4,672,561        1,135,513
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......         391,315          142,246           14,769               --
   Payments for shares redeemed ..........................      (1,361,306)      (1,219,159)        (223,152)            (308)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class A
   share transactions ....................................       3,793,596        6,390,914        4,464,178        1,135,205
                                                              ------------     ------------     ------------     ------------
Class C
   Proceeds from shares sold .............................       1,087,900        1,017,191        1,334,040           79,905
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......          56,830           11,331            3,359               --
   Payments for shares redeemed ..........................        (242,568)             (11)          (6,698)              --
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class C
   share transactions ....................................         902,162        1,028,511        1,330,701           79,905
                                                              ------------     ------------     ------------     ------------

Net increase in net assets from capital share transactions       4,695,758        7,419,425        5,794,879        1,215,110
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       3,930,398        8,313,560        6,052,323        1,383,145

NET ASSETS:
   Beginning of period ...................................       8,346,560           33,000        1,383,145               --
                                                              ------------     ------------     ------------     ------------
   End of period .........................................    $ 12,276,958     $  8,346,560     $  7,435,468     $  1,383,145
                                                              ============     ============     ============     ============

(a) Represents the period from the initial public offering of shares (October 13, 1997) to March 31, 1998.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================================================
                                                                      BALANCED FUND               INTERNATIONAL VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold ...........................................         425,764          725,255          389,709          110,251
   Shares issued in reinvestment of distributions
      to shareholders ....................................          35,797           13,140            1,216               --
   Shares redeemed .......................................        (124,361)        (112,652)         (19,119)             (28)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................         337,200          625,743          371,806          110,223
   Shares outstanding, beginning of period ...............         629,043            3,300          110,223               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................         966,243          629,043          482,029          110,223
                                                              ============     ============     ============     ============
Class C
   Shares sold ...........................................          98,933           93,039          111,186            7,443
   Shares issued in reinvestment of distributions
      to shareholders ....................................           5,214            1,041              279               --
   Shares redeemed .......................................         (22,450)              (1)            (561)              --
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................          81,697           94,079          110,904            7,443
   Shares outstanding, beginning of period ...............          94,079               --            7,443               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................         175,776           94,079          118,347            7,443
                                                              ============     ============     ============     ============

(a) Represents the period from intial public offering of shares (October 13, 1997) to March 31, 1998.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.21      $     10.00      $     12.16      $     10.76
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.05             0.03            (0.02)           (0.01)
   Net realized and unrealized gains (losses)
      on investments ..............................          (1.44)            2.36            (1.45)            1.56
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (1.39)            2.39            (1.47)            1.55
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.05)           (0.03)           (0.00)           (0.00)
   From net realized gains ........................          (0.12)           (0.15)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.17)           (0.18)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.65      $     12.21      $     10.57      $     12.16
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (11.48)%           24.11%         (12.12)%           14.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 9,315,112      $ 7,669,807      $   531,871      $   136,237
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.29%            2.72%            8.53%           52.73%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.46%            0.30%          (0.31)%          (0.55)%

Portfolio turnover rate(C) ........................            55%              54%              55%              54%

(A)  Initial public offering date                                           5-28-97                           8-19-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.84      $     10.00      $     12.79      $     10.95
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.08             0.03             0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments ..............................          (3.03)            3.30            (3.03)            2.33
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (2.95)            3.33            (3.02)            2.31
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.06)           (0.02)           (0.04)           (0.00)
   From net realized gains ........................          (0.68)           (0.47)           (0.68)           (0.47)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.74)           (0.49)           (0.72)           (0.47)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $      9.15      $     12.84      $      9.05      $     12.79
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (23.39)%           33.86%         (24.00)%           21.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $15,479,055      $19,437,554      $ 2,560,618      $ 1,392,036
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          1.89%            1.98%            2.70%            6.41%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.83%            0.35%            0.17%          (0.42)%

Portfolio turnover rate(C) ........................            79%              62%              79%              62%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
BALANCED FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.55      $     10.00      $     11.52      $     10.71
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income ..........................           0.19             0.17             0.11             0.07
   Net realized and unrealized gains (losses)
      on investments ..............................          (0.56)            1.62            (0.55)            0.92
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (0.37)            1.79            (0.44)            0.99
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.19)           (0.16)           (0.11)           (0.10)
   From net realized gains ........................          (0.24)           (0.08)           (0.24)           (0.08)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.43)           (0.24)           (0.35)           (0.18)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.75      $     11.55      $     10.73      $     11.52
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................        (3.22)%           18.07%          (3.81)%            9.37%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $10,391,582      $ 7,262,670      $ 1,885,376      $ 1,083,890
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.60%            3.14%            7.39%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income
   to average net assets(C) .......................          1.79%            1.85%            1.04%            0.99%

Portfolio turnover rate(C) ........................            60%              64%              60%              64%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.76      $     10.00      $     11.72      $      9.89
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment loss ............................          (0.01)           (0.05)           (0.10)           (0.04)
   Net realized and unrealized gains
      on investments and foreign currency .........           0.69             1.81             0.69             1.87
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................           0.68             1.76             0.59             1.83
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................             --               --               --               --
   From net realized gains ........................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     12.41      $     11.76      $     12.28      $     11.72
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................          5.82%           17.60%            5.07%           18.50%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 5,981,899      $ 1,295,896      $ 1,453,569      $    87,249
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          4.25%           16.66%            5.91%           58.89%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.04%            2.84%            2.82%

Ratio of net investment loss
   to average net assets(C) .......................        (0.70)%          (1.30)%          (1.23)%          (1.94)%

Portfolio turnover rate(C) ........................           100%             109%             100%             109%

(A)  Initial public offering date                                          10-13-97                           11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31,1999
================================================================================

1.   ORGANIZATION

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The initial public offering of shares of the International Value Fund commenced on October 13, 1997. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1999:

---------------------------------------------------------------------------------------------------------------
                                                  Large Cap        Small Cap        Balanced      International
                                                 Value Fund       Value Fund          Fund          Value Fund
---------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 1,023,973      $ 1,102,251      $ 1,139,053      $ 1,005,311
Gross unrealized depreciation ...............       (910,099)      (3,984,732)        (802,814)        (298,627)
                                                 -----------      -----------      -----------      -----------
Net unrealized appreciation (depreciation) ..    $   113,874      $(2,882,481)     $   336,239      $   706,684
                                                 ===========      ===========      ===========      ===========

Federal income tax cost .....................    $ 9,815,363      $20,472,946      $11,674,874      $ 6,622,287
                                                 ===========      ===========      ===========      ===========
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the International Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 1999, the Large Cap Value Fund, Small Cap Value Fund and International Value Fund had capital loss carryforwards for federal income tax purposes of $39,697, $1,127 and $31,792, respectively, which expire through the year 2007. In addition, the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund and International Value Fund had net realized capital losses of $130,822, $517,688, $207,464 and $81,205, respectively, during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- As of March 31, 1999, the International Value Fund reclassified $43,198 from accumulated net investment loss and $124,824 from accumulated net realized losses from foreign currency transactions to paid-in capital. These reclassifications, which were the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

----------------------------------------------------------------------------------------------------------------------
                                                               Large Cap      Small Cap      Balanced    International
                                                              Value Fund     Value Fund        Fund        Value Fund
----------------------------------------------------------------------------------------------------------------------
Purchases of portfolio securities ........................    $ 7,798,091    $18,315,717    $ 9,308,341    $10,678,483
                                                              ===========    ===========    ===========    ===========
Proceeds from sales and maturities of portfolio securities    $ 4,927,827    $15,480,531    $ 6,159,435    $ 5,167,469
                                                              ===========    ===========    ===========    ===========
----------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets for the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets for the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the rate of 0.50% of the Fund's average daily net assets.

In order to voluntarily reduce operating expenses during the year ended March 31, 1999, the Adviser waived $40,548 of its advisory fees and reimbursed $17,974 of Class C expenses for the Large Cap Value Fund; waived $8,323 of its advisory fees and reimbursed $1,297 of Class C expenses for the Small Cap Value Fund; waived $27,553 of its advisory fees and reimbursed $5,073 of Class C expenses for the Balanced Fund; and waived its entire advisory fee of $68,092 and reimbursed $49,746 of common expenses and $8,363 of Class C expenses for the International Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million; 0.075% on the next $100 million of such net assets; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee of $3,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,192, $5,325, $2,893 and $4,147 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 1999.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per annum of a Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5.   FOREIGN CURRENCY TRANSLATION

With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Value Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 1999, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

-------------------------------------------------------------------------------------------
                                                                             Net Unrealized
     Settlement           To Receive            Initial          Market       Appreciation
        Date             (To Deliver)            Value            Value      (Depreciation)
-------------------------------------------------------------------------------------------
Contracts To Sell
   06/15/99 ........     (52,616,000) JPY    $   (455,702)    $   (449,005)    $      6,697
   08/13/99 ........      (1,579,800) HKD        (202,180)        (203,084)            (904)
   08/13/99 ........        (112,835) GBP        (183,390)        (182,017)           1,373
                                             ------------     ------------     ------------
Total sell contracts        (841,272)                             (834,106)           7,166
                                             ------------     ------------     ------------

Contracts To Buy
   04/01/99 ........          55,016  HKD           7,103            7,099               (4)
   04/07/99 ........          54,208  HKD           6,995            6,994               (1)
   08/13/99 ........         447,800  HKD          57,488           57,565               77
                                             ------------     ------------     ------------
Total buy contracts                                71,586           71,658               72
                                             ------------     ------------     ------------

Net Contracts ......                         $   (769,686)    $   (762,448)    $      7,238
                                             ============     ============     ============

GBP - British Pound Sterling
HKD - Hong Kong Dollar
JPY - Japanese Yen

REPORT OF INDEPENDENT AUDITORS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
DEAN FAMILY OF FUNDS
================================================================================

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dean Family of Funds (comprising, respectively, Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and
International Value Fund) (the Funds) as of March 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended March 31, 1999 and the period ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dean Family of Funds as of March 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year ended March 31, 1999 and the period ended March 31, 1998, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


Cincinnati, Ohio
May 5, 1999

DEAN FAMILY OF FUNDS
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Victor S. Curtis
Chauncey H. Dean
Dr. Robert D. Dean
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343
Cincinnati: 513-629-2285

TABLE OF CONTENTS
-----------------------------------------
Chairman and President's Letter ...     1
Discussions of Performance:
   Large Cap Value Fund ...........     2
   Small Cap Value Fund ...........     3
   Balanced Fund ..................     4
   International Value Fund .......     5
Fund Facts ........................     6
Portfolios of Investments:
   Large Cap Value Fund ...........     8
   Small Cap Value Fund ...........    11
   Balanced Fund ..................    16
   International Value Fund .......    19
Financial Statements ..............    23
Notes to Financial Statements .....    34
Report of Independent Auditors ....    39
-----------------------------------------